                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
               Exchange Act of 1934 (Amendment No._______________)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                        HILLIARD LYONS GROWTH FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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

                       HILLIARD LYONS GROWTH FUND, INC.

Dear Shareholder:

   A Special Meeting (the "Meeting") of the shareholders (the "Shareholders") of Hilliard Lyons Growth Fund, Inc. (the "Hilliard Growth Fund") will be held
at                                on         , 2004, at    a.m., Eastern Time.

   At the Meeting, you will be asked to approve the reorganization of the Hilliard Growth Fund with and into the Constellation HLAM Large Cap Quality Growth Fund (the "Constellation Growth Fund"), which is a series of the Constellation Funds. The Constellation Growth Fund will be substantially similar to the Hilliard Growth Fund. Assuming approval by each class of Shareholders of the Hilliard Growth Fund, you will receive a number of shares of the Constellation Growth Fund equal in dollar value to the shares of the Hilliard Growth Fund that you own at the time of the reorganization. As further explained in the accompanying proxy statement, the Board of Directors of the Hilliard Growth Fund has unanimously recommended that Shareholders approve the reorganization. We encourage you to support the Directors' recommendation.

   All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, please mark, sign and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. You may also vote over the Internet or by telephone. Please follow the instructions on the enclosed Proxy Card to use these methods of voting.

   Shareholders of record at the close of business on         , 2004 are
entitled to notice of and to vote at the Meeting or any adjournments of the Meeting.

                                          James R. Allen
                                          President and Director
                                          Hilliard Lyons Growth Fund, Inc.

          [Date]

                               PROXY INFORMATION

   Hilliard Lyons Growth Fund, Inc. (the "Hilliard Growth Fund") will hold a Special Meeting (the "Meeting") of its shareholders (the "Shareholders") on
           at                               . Hilliard Lyons Asset Management,
a division of J.J.B. Hilliard, W.L. Lyons, Inc. ("Hilliard") is the current investment adviser to the Hilliard Growth Fund. The purpose of the Meeting is to vote on a proposal to reorganize the Hilliard Growth Fund into the Constellation HLAM Large Cap Quality Growth Fund (the "Constellation Growth Fund"), a newly-formed series of the Constellation Funds.

   The following summary highlights key points about the proposed reorganization and explains the proxy process, including how to cast your votes. Before you vote, please read the full text of the proxy statement for a complete understanding of the proposal.

KEY POINTS ABOUT THE PROPOSED REORGANIZATION

   Under the proposed reorganization, the Hilliard Growth Fund's assets and liabilities would be transferred to the Constellation Growth Fund, a newly-formed series of the Constellation Funds. Constellation Investment Management Company, L.P. ("CIMCO") would serve as the Constellation Growth Fund's investment adviser, subject to the direction of the Constellation Funds' Board of Trustees. CIMCO, in turn, would hire Hilliard as sub-adviser to manage the newly-organized Constellation Growth Fund on a day-to-day basis, as described in more detail below. Under the proposed arrangement, the individuals that currently perform day-to-day portfolio management services for the Hilliard Growth Fund will not change.

  . HILLIARD ADVISED FUNDS. Under the proposed reorganization, Hilliard would serve as the sub-adviser to the newly-formed Constellation Growth Fund. Hilliard currently serves as the investment adviser to the Hilliard Growth Fund and the sub-adviser to the Constellation HLAM Large Cap Value Fund. Hilliard also serves as the investment adviser to Hilliard-Lyons Government Fund, Inc. and Senbanc Fund.

  . CIMCO ADVISED FUNDS. Under the proposed reorganization, CIMCO would serve as the investment adviser to the Constellation Growth Fund. CIMCO currently serves as the investment adviser to the funds listed in Exhibit A to this proxy statement.

  . IMPLEMENTATION OF PERFORMANCE FEE ADJUSTMENTS. One of the hallmarks of the Constellation Funds is the employment of "performance fees" for CIMCO and most sub-advisers. Performance fees are fees that start at a base or "fulcrum" point and adjust upward or downward proportionately depending on the fund's performance in relation to a specified index of securities. CIMCO believes that such fees are an important means of aligning its interests and the interests of sub-advisers with those of shareholders. Importantly, the rate of the proposed base fee component of the advisory fee to be paid by the Constellation Growth Fund is lower than the rate of the current investment advisory fee of the Hilliard Growth Fund. Under the proposed arrangements, the Constellation Growth Fund will pay an investment advisory fee to CIMCO and CIMCO, not the Constellation Growth Fund, will pay Hilliard a sub-advisory fee. Both the investment advisory fee and the sub-advisory fee will be subject to a performance fee adjustment beginning 12 months after the reorganization.

  . FUND OPERATING EXPENSES. Currently the Hilliard Growth Fund has an expense limitation or cap. CIMCO is committed to ensuring that shareholders of the Hilliard Growth Fund not be subjected to additional fund operating expenses as a result of the reorganization, and accordingly has agreed to maintain an expense limitation or cap on certain operating expenses (other than investment advisory fees, as discussed below) for a period of 3 years after the reorganization. This means that certain operating expenses of the Constellation Growth Fund are expected to be lower than the corresponding operating expenses of the Hilliard Growth Fund for at least 3 years after the reorganization.

  . SIMILAR SHAREHOLDER SERVICES. As a shareholder of the Constellation Growth Fund, you will have access to a wide range of shareholder services, including exchange privileges (by mail or phone), telephone redemption services, automatic investment programs, systematic withdrawal programs, tax qualified retirement plans and toll-free shareholder service support.

  . TAX-FREE NATURE OF THE REORGANIZATION. The reorganization is anticipated to be accomplished on a tax-free basis, meaning that you should not realize any capital gains or losses when your Hilliard Growth Fund shares are exchanged for shares of the Constellation Growth Fund.

  . SCOPE OF REORGANIZATION. If you vote to approve the reorganization, you will also be approving (1) CIMCO as the investment adviser to the Constellation Growth Fund, (2) Hilliard as the sub-adviser to the Constellation Growth Fund, (3) the current Board of Trustees of the Constellation Funds as Trustees of the Constellation Growth Fund and (4) the dissolution of the Hilliard Growth Fund.

HOW THE REORGANIZATION WILL AFFECT YOUR ACCOUNT

  . Currently, the Hilliard Growth Fund has two classes of shares, Class A Shares and Class B Shares. The Constellation Growth Fund will initially offer only one class of shares. If shareholders approve the reorganization, your existing Hilliard Growth Fund shares will be exchanged, on a tax-free basis, for an equivalent dollar amount of the Constellation Growth Fund's shares. Your account registration and account options will remain the same unless you change them. In addition, your aggregate cost basis and holding period with the Constellation Growth Fund will remain the same as your aggregate cost basis and holding period with the Hilliard Growth Fund. After the reorganization, the Constellation Growth Fund may issue one or more additional classes of shares.

  . Currently, Class A Shares of the Hilliard Growth Fund are sold to investors with an initial sales load. Class B Shares are sold to investors with no initial sales load and a contingent deferred sales charge with respect to redemptions within 5 years of purchase. Class B Shares convert automatically to Class A Shares after 7 years. The Constellation Growth Fund will initially offer only one class of shares with no initial sales load or contingent deferred sales charge.

QUESTIONS & ANSWERS

Q. WHY IS HILLIARD PROPOSING TO REORGANIZE THE HILLIARD GROWTH FUND INTO THE CONSTELLATION GROWTH FUND?

A. Hilliard recently made a strategic decision to focus its efforts on portfolio management and reduce its role and related cost as a fund investment adviser and administrator. Hilliard is proposing that, subject to the approval of the Shareholders of the Hilliard Growth Fund, the assets and liabilities of the Hilliard Growth Fund be transferred with and into the newly-formed Constellation Growth Fund, a series of the Constellation Funds. Hilliard believes that the proposed reorganization would allow the Hilliard Growth Fund to be merged into the Constellation Growth Fund and brought into the Constellation Funds for its ongoing operation, management and sales in an efficient manner. As proposed, CIMCO would serve as the new Constellation Growth Fund's investment adviser, subject to the direction of the Constellation Funds' Trustees. CIMCO, in turn, would hire Hilliard as the sub-adviser to manage the Constellation Growth Fund on a day-to-day basis. Under the proposed arrangement, the individuals that currently perform day-to-day portfolio management services for the Hilliard Growth Fund would continue to perform day-to-day portfolio management services for the Constellation Growth Fund.

Q. WHEN WILL THE REORGANIZATION BE EFFECTIVE?

A. If the Shareholders of each class of shares of the Hilliard Growth Fund approve the proposed reorganization, the reorganization of the Hilliard Growth Fund with and into the Constellation Growth Fund will occur after the
   close of trading on Friday,            unless the parties agree to a later
   date. Accordingly, effective on or about Monday,           , you will own
   shares of the Constellation Growth Fund.

Q. WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Your vote is needed to ensure that the proposal can be acted upon. We encourage all Shareholders to participate in the decision about the reorganization. Additionally, your immediate response on the enclosed proxy card, over the Internet or by telephone will help save the costs of any further solicitations.

Q. HOW DO THE DIRECTORS SUGGEST THAT I VOTE?

A. After careful consideration, the Directors of the Hilliard Growth Fund, including the "Independent Directors" who comprise a majority of the Hilliard Growth Fund Board of Directors, unanimously determined that the reorganization is in the best interests of the Shareholders and recommend that you vote "FOR" the proposal.

Q. WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation.
   Please call us at            between 8:30 a.m. and 5:00 p.m., Eastern Time,
   Monday through Friday.

Q. HOW DO I VOTE?

A. You may use the enclosed postage-paid envelope to mail your proxy card. You may also vote over the Internet or by telephone. Please follow the instructions on the enclosed proxy card to utilize these methods of voting.

                       HILLIARD LYONS GROWTH FUND, INC.

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                          [Date]

   Notice is hereby given that a Special Meeting (the "Meeting") of the shareholders (the "Shareholders") of Hilliard Lyons Growth Fund, Inc. (the "Hilliard Growth Fund") will be held at the offices of
                             on       , at        Eastern Time.

   The Meeting is being called in order to permit the Shareholders to consider and vote on the following proposals.

    1. To approve an Agreement and Plan of Reorganization, and the transactions contemplated by the Agreement and Plan of Reorganization, under which Hilliard Growth Fund would be reorganized with and into Constellation HLAM Large Cap Quality Growth Fund, a newly-formed series of the Constellation Funds, and Hilliard Growth Fund would be dissolved.

    2. To act on any other business properly brought before the meeting.

   All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, please mark, sign and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted.
Shareholders of record at the close of business on            are entitled to
notice of and to vote at the Meeting and at any adjournments of the Meeting.

                                          By Order of the Board of Directors

                                          Timothy P. Riordan
                                          Secretary
                                          Hilliard Lyons Growth Fund, Inc.

           [Date]

   Prompt execution and return of the enclosed proxy card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

   The enclosed proxy card also includes instructions on how to vote over the Internet or by telephone should you prefer to vote by one of those methods.

                       HILLIARD LYONS GROWTH FUND, INC.

                                PROXY STATEMENT

   This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Hilliard Lyons Growth Fund, Inc. (the "Hilliard Growth Fund") for use at the Special Meeting of
shareholders to be held            at        a.m. Eastern Time at the offices
of                     , and at any adjourned session thereof (the Special
Meeting and any adjournments of the Special Meeting are referred to in this proxy statement as the "Meeting").

   REORGANIZATION PROPOSAL. The Meeting is being called in order to permit the shareholders of the Hilliard Growth Fund to consider and vote on the following proposals.

    1. To approve an Agreement and Plan of Reorganization, and the transactions contemplated by the Agreement and Plan of Reorganization, under which Hilliard Growth Fund would be reorganized with and into Constellation HLAM Large Cap Quality Growth Fund, a newly-formed series of the Constellation Funds, and Hilliard Growth Fund would be dissolved.

    2. To act on any other business properly brought before the meeting.

   The Directors unanimously recommend that Hilliard Growth Fund's shareholders vote "for" the proposed reorganization.

   SHAREHOLDER VOTING.  Shareholders of each class of the Hilliard Growth Fund
of record at the close of business on            (the "Shareholders") are
entitled to vote at the Meeting.

   Each whole share is entitled to one vote and each fractional share is
entitled to a proportionate fractional vote. As of           , the Hilliard
Growth Fund had        Class A shares and        Class B shares issued and
outstanding. Each class of shares of the Hilliard Growth Fund will vote separately on the proposed reorganization. For each class of shares of the Hilliard Growth Fund, the affirmative vote of a majority of the total number of shares of that class is required to approve the proposed reorganization. If the proposed reorganization is not approved by each class of shares of the Hilliard Growth Fund, the reorganization will not take place and the Board will consider other options for the Hilliard Growth Fund, including liquidation and dissolution.

   PROXY SOLICITATION. In addition to the solicitation of proxies by mail, Directors and officers of the Hilliard Growth Fund and officers and employees of Hilliard Lyons Asset Management, a division of J.J.B. Hilliard, W.L. Lyons, Inc. ("Hilliard") may solicit proxies in person or by telephone. Persons holding shares of the Hilliard Growth Fund as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to the beneficial owners. Hilliard and CIMCO will bear the cost of the Meeting and proxy materials and any proxy solicitation. The proxy card and
this proxy statement are being mailed to Shareholders on or about           .

   SUMMARY. The Hilliard Growth Fund's Board has approved a plan to reorganize the Hilliard Growth Fund into the Constellation Growth Fund, a new series that is being created by the Constellation Funds specifically for the proposed reorganization. The Constellation Growth Fund will have the same investment objective, and substantially the same investment policies, risks, restrictions and limitations, as the existing Hilliard Growth Fund, except the Constellation Growth Fund will have a fundamental investment policy that will require it to invest at least 80% of its net assets in common stocks of U.S. companies with market capitalizations in excess of $5 billion. A form of the agreement and plan of reorganization (the "Reorganization Agreement") is attached as Exhibit B to this proxy statement. To proceed with the reorganization, the Hilliard Growth Fund needs approval of the Shareholders. The next few pages of this proxy statement discuss important details of the reorganization.

PROPOSED REORGANIZATION

   AGREEMENT AND PLAN OF REORGANIZATION. The Reorganization Agreement spells out the terms and conditions that will apply to the Hilliard Growth Fund's reorganization into the Constellation Growth Fund (assuming that Shareholders approve the reorganization). The reorganization is subject to a number of conditions set forth in the Reorganization Agreement. The conditions include:
(1) the receipt by the Hilliard Growth Fund and the Constellation Growth Fund of an opinion of counsel as to certain federal income tax aspects of the reorganization; and (2) the approval of the reorganization by a majority of the total number of shares of each class of shares of the Hilliard Growth Fund. Either the Board of the Hilliard Growth Fund or the Constellation Funds can terminate the Reorganization Agreement and abandon the reorganization at any time (whether before or after Shareholders approve it) before the closing date if a party materially breaches its obligations under the Reorganization Agreement or either party determines that terminating the Agreement is in the best interests of the shareholders. In addition, the Reorganization Agreement may be amended but no amendment may affect the provisions for determining the value of the Constellation Growth Fund shares to be paid in the reorganization to the detriment of the Shareholders. For a complete description of these terms and conditions, please see the form of the Reorganization Agreement in Exhibit B to this proxy statement. The description of the reorganization and the Reorganization Agreement in this proxy statement is qualified in its entirety by reference to the form of the Reorganization Agreement in Exhibit B.

   STEPS TO REORGANIZE.  The reorganization would be accomplished in 3 steps.

   First, the Hilliard Growth Fund would transfer all of its assets to the Constellation Growth Fund, and the Constellation Growth Fund would assume all of the Hilliard Growth Fund's liabilities, in exchange for shares of the Constellation Growth Fund.

   Second, the Hilliard Growth Fund would liquidate and distribute the shares of the Constellation Growth Fund received in the exchange to the Shareholders. Simultaneously with this step, the Constellation Growth Fund would open an account for you, crediting it with shares of the Constellation Growth Fund that are equivalent in value to your investment in shares of the Hilliard Growth Fund at the time of the reorganization. The Constellation Growth Fund will initially offer only one class of shares and accordingly, you will receive Class I Shares of the Constellation Growth Fund.

   Third, the Hilliard Growth Fund would be dissolved.

   If approved by Shareholders, the reorganization is expected to take place
after the close of trading on Friday,            unless the parties agree to a
later date. Accordingly, Shareholders will own shares of the Constellation
Growth Fund effective on or about Monday,           .

   THE REORGANIZATION IS EXPECTED TO BE TAX-FREE AT THE FEDERAL LEVEL. The reorganization is expected to have no federal income tax consequences for you or the Hilliard Growth Fund. Following the reorganization, from a tax standpoint, the adjusted basis and holding period of the Constellation Growth Fund shares should be the same as the adjusted basis holding period of the Hilliard Growth Fund shares. Shareholders are not expected to incur any personal state or local taxes as a result of the reorganization, but you should consult your own tax adviser to be sure. There is more information about the tax consequences of the reorganization in the Reorganization Agreement.

   SCOPE OF REORGANIZATION. Approval of the reorganization by Shareholders effectively includes: (1) approval of the investment advisory agreement between CIMCO and the Constellation Funds on behalf of the Constellation Growth Fund,
(2) approval of the sub-advisory agreement between CIMCO and Hilliard, and (3) approval of the Board of Trustees of the Constellation Funds.

CONSTELLATION GROWTH FUND

   THE HILLIARD GROWTH FUND'S INVESTMENT OBJECTIVES WILL STAY THE SAME. As reorganized, the Hilliard Growth Fund, which will be reorganized into the new Constellation Growth Fund, will continue to seek the same investment objectives that it currently seeks and will follow substantially the same investment policies that it currently follows, except the Constellation Growth Fund will have a fundamental investment policy that will require it to invest at least 80% of its net assets in common stocks of U.S. companies with market capitalizations in excess of $5 billion.

   COMPARING INVESTMENT ADVISORY FEES. One of the hallmarks of the Constellation Funds is the employment of "performance fees" for the adviser and most sub-advisers. Performance fees are fees that start at a base or "fulcrum" point, and adjust upward or downward based on the fund's performance in relation to a specified index of securities. The amount of the Constellation Growth Fund's performance adjustment, either upwards or downwards, will be capped at a maximum (for outperformance) and minimum (for underperformance) level. CIMCO believes that such fees are an important means of aligning the interests of the adviser and the interests of sub-advisers with those of shareholders.

   As proposed, the annual rate of the proposed base fee component of the advisory fee to be paid by the Constellation Growth Fund is lower than the annual rate of the current investment advisory fee of the Hilliard Growth Fund. In addition, the advisory fee to be paid by the Constellation Growth Fund will not reflect a performance adjustment for at least 12 months after the reorganization. A detailed discussion of the Constellation Growth Fund's proposed performance fee structure is discussed below, under the heading "Overview of The Constellation Growth Fund and Comparison of Hilliard Growth Fund and Constellation Growth Fund."

   COMPARING FUND EXPENSES. The Hilliard Growth Fund presently has a form of expense limitation or cap. CIMCO is committed to ensuring that shareholders of the Hilliard Growth Fund not be subjected to additional fund operating expenses as a result of the reorganization and, accordingly, has agreed to maintain an expense limitation or cap on certain operating expenses (other than investment advisory fees, as discussed below) for a period of 3 years after the reorganization. This means that certain operating expenses of the Constellation Growth Fund are expected to be lower than the corresponding operating expenses of the Hilliard Growth Fund for at least 3 years after the reorganization.

   The Hilliard Growth Fund expense limitation is tied to the "Total Annual Operating Expenses" of the Hilliard Growth Fund. Because the proposed advisory fee for the Constellation Growth Fund is variable beginning 12 months after the reorganization, the Constellation Growth Fund's "Other Expenses" will be capped rather than its "Total Annual Operating Expenses." Other Expenses include administrative, custody, transfer agency, legal, accounting/auditing and other operating expenses, but exclude investment advisory fees and Rule 12b-1 fees. By limiting Other Expenses in this manner, advisory fee increases and/or reductions (if any) resulting from performance adjustments will be passed along to shareholders while ensuring that the other expenses that affect their returns are appropriately limited.

OVERVIEW OF CONSTELLATION GROWTH FUND AND COMPARISON OF HILLIARD GROWTH FUND AND CONSTELLATION GROWTH FUND

   A detailed description of the Constellation Growth Fund's principal investment strategy, fees and expenses, and proposed performance fee structure is included on the following pages.

   The Hilliard Growth Fund's current investment adviser, Hilliard, will continue to provide daily investment management services to the Constellation Growth Fund in its capacity as the sub-adviser to the Constellation Growth Fund.

   The Constellation Growth Fund will continue to invest primarily (at least 80% of its net assets) in common stocks of large U.S. companies that its sub-adviser, Hilliard, considers having strong growth potential. For these purposes, a company is considered to be large if its current market capitalization exceeds $5 billion. This is a fundamental investment policy that can only be changed with shareholder approval. Hilliard will seek stocks that are favorably priced in relation to the underlying value of the enterprise or to its anticipated growth rate. Hilliard will invest in stocks with above-average growth rates. Hilliard may also invest up to 20% of the Constellation Growth Fund's total assets in smaller companies that fit its investment criteria.

   CLASSES OF SHARES. Hilliard Growth Fund issues two classes of shares: Class A shares and Class B shares. Constellation Growth Fund will initially issue one class of shares: Class I shares. If the proposed reorganization is approved, both Class A Shareholders and Class B Shareholders of the Hilliard Growth Fund will receive Class I shares of the Constellation Growth Fund.

   SHAREHOLDER FEES. The following chart compares the Shareholder Fees of each class of shares of the Hilliard Growth Fund with the anticipated Shareholders Fees of the Constellation Growth Fund.

Shareholder Fees (Fees Paid Directly from Your Investment)

                                        Hilliard Growth Fund Constellation Growth Fund
                                           Class A Shares         Class I Shares
                   -                    -------------------- -------------------------
Maximum Sales Charge (Load)
  Imposed on Purchases (as a
  percentage of offering price)........        4.75%/(1)/              None

Maximum Deferred Sales Charge (Load)
  (as a percentage of original purchase
  price or redemption proceeds,
  whichever is lower)..................        None/(2)/               None

Redemption Fee (as a % of amount
  redeemed, if applicable).............        None/(3)/               None/(4)/

                                        Hilliard Growth Fund Constellation Growth Fund
                                           Class B Shares         Class I Shares
                   -                    -------------------- -------------------------

Maximum Deferred Sales Charge (Load)
  (as a percentage of original purchase
  price or redemption proceeds,
  whichever is lower)..................        4.75%/(5)/              None

Redemption Fee (as a % of amount
  redeemed, if applicable).............        None/(3)/               None/(4)/

--------
(1)Sales charges are reduced for purchases of $50,000 or more. No sales charge is imposed on purchases by certain classes of investors.

(2)Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge of 1% is imposed in the event of certain redemption transactions within 12 months following such purchases.

(3)A transaction fee of $5.00 may be charged for redemption proceeds paid by wire.

(4)A $10.00 fee may be imposed for wire transfers of redemption proceeds.

(5)The maximum deferred sales charge declines to 3.75% in the second year, 2.75% in the third and fourth years, 1.75% in the fifth year and is eliminated thereafter. Class B shares automatically convert to Class A shares at the end of the month that precedes the 7/th/ anniversary of the purchase date.

   ANNUAL FUND OPERATING EXPENSES. The following chart compares the Annual Fund Operating Expenses of each class of shares of the Hilliard Growth Fund with the anticipated Annual Fund Operating Expenses of the Constellation Growth Fund.

Annual Fund Operating Expenses (Deducted from Fund Assets)

                                                         Hilliard Growth Fund Constellation Growth Fund
                                                            Class A Shares         Class I Shares
                                                         -------------------- -------------------------

Investment Advisory Fees................................         0.80%                  0.75%/(1)/

Distribution (12b-1) Fees...............................         0.14%                  None

Other Expenses..........................................         0.88%                  0.57%/(2)/

Total Other Expenses After Expense Reimbursement and Fee
  Waiver................................................         0.88%                  0.50%/(3)/

Total Annual Fund Operating Expenses Before Expense
  Reimbursement and Fee Waiver..........................         1.82%                  1.32%

Total Annual Fund Operating Expenses After Expense
  Reimbursement and Fee Waiver..........................         1.30%/(4)/             1.25%/(4)/

                                                         Hilliard Growth Fund Constellation Growth Fund
                                                            Class B Shares         Class I Shares
                                                         -------------------- -------------------------

Investment Advisory Fees................................         0.80%                  0.75%/(1)/

Distribution (12b-1) Fees...............................         1.00%                  None

Other Expenses..........................................         1.79%                  0.57%/(2)/

Total Other Expenses After Expense Reimbursement and Fee
  Waiver................................................         1.79%                  0.50%/(3)/

Total Annual Fund Operating Expenses Before Expense
  Reimbursement and Fee Waiver..........................         3.59%                  1.32%

Total Annual Fund Operating Expenses After Expense
  Reimbursement and Fee Waiver..........................         2.05%/(4)/             1.25%/(4)/

--------
(1)Beginning 12 months after the reorganization, the advisory fee will be subject to adjustment, up or down, based on the Constellation Growth Fund's performance relative to the performance of the Russell 1000 Growth Index. When the performance adjustment is applied, the minimum advisory fee would be 0.65% and the maximum advisory fee would be 0.85%.

(2)"Other Expenses" of the Constellation Growth Fund are estimated and include a shareholder servicing fee of 0.25%. Actual "Other Expenses" of the Constellation Growth Fund may differ from the estimate shown in the table.

(3)CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep "Other Expenses" of the Constellation Growth Fund from exceeding 0.50% for a period of 3 years after the reorganization.

(4)For the year ending December 31, 2004, Hilliard voluntarily agreed to reduce the fees payable to it under the advisory agreement and, if necessary, reimburse the Hilliard Growth Fund on a quarterly basis, by the amount by which the Hilliard Growth Fund's total annual operating expenses attributable to the Class A shares for such fiscal year exceed 1.30% of the average daily net assets attributable to the Class A shares and by which the Hilliard Growth Fund total annual operating expenses attributable to the Class B shares for such fiscal year exceed 2.05% of the average daily net assets attributable to the Class B shares. Hilliard also agreed to limit fees in the same manner for the year ended December 31, 2003. As a result of CIMCO's agreement to limit or cap "Other Expense" of the Constellation Growth Fund, the Constellation Growth Fund's "Total Fund Operating Expenses" will not exceed the following percentages of the average daily net assets of the Constellation Growth Fund during the indicated period: 1.25% during the first 12 months after the reorganization and 1.35% beginning 12 months after the reorganization and ending 3 years after the reorganization.

   EXAMPLE. This example is intended to help you compare the cost of investing in the Hilliard Growth Fund with the cost of investing in the Constellation Growth Fund. The Example assumes that you invest $10,000 in each fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and fund expenses remain the same as currently shown in the above tables. This example assumes termination of the voluntary expense caps for the Hilliard Growth Fund (for all periods shown) and implementation of the contractual expense cap for the Constellation Growth Fund for the first three years. This example also assumes that no performance fee adjustment is made to the Constellation Growth Fund advisory fee. Although your actual costs and returns might be different, based on these assumptions, your costs would be:

                                          1 Year 3 Years 5 Years 10 Years
                       -                  ------ ------- ------- --------
      Hilliard Growth Fund Class A Shares  $651  $1,020  $1,413   $2,511

      Hilliard Growth Fund Class B Shares  $837  $1,382  $2,062   $3,158

      Constellation Growth Fund..........  $127  $  397  $  830   $2,036

   PERFORMANCE FEE ADJUSTMENT. The annual rate of the Constellation Growth Fund base advisory fee is 0.75%, and this fee is subject to a performance adjustment based on the Constellation Growth Fund's performance relative to the performance of the Russell 1000 Growth Index. Beginning 12 months after the effective date of the reorganization, the rate of the advisory fee may range from 0.65% to 0.85%, depending on the Constellation Growth Fund's performance over a rolling 12-month period (the "performance period"). The table below describes the advisory fee, with the applicable performance adjustment that CIMCO would receive based on the Constellation Growth Fund's performance as compared to its benchmark index, the Russell 1000 Growth Index, over the performance period:

If the Fund:               base fee increases by:         If the Fund:         base fee decreases by:
------------               ----------------------         ------------         ----------------------
Outperforms the Index by                            Underperforms the Index
  3.00% or more..........          0.10%            by 3.00% or more                   0.10%

Outperforms the Index by                            Underperforms the Index
  3.00% or less..........          0.00%            by 3.00% or less                   0.00%

   RULE 12b-1 FEES AND SHAREHOLDER SERVICING FEES. The Hilliard Growth Fund has adopted a plan under Rule 12b-1 under the 1940 Act that allows it to pay distribution fees for the sale and distribution of its shares. The amount of the distribution fee payable under the plan is up to 0.25% for Class A shares and up to 1.00% for Class B shares. The Constellation Growth Fund may pay shareholder service fees. The Constellation Growth Fund pays service fees to Constellation Investment Distribution Company, Inc. (the "Distributor") at an annual rate not to exceed 0.25% of average daily net assets. The Distributor will, in turn, pay service providers for the services they provide. These service fees are included in the Constellation Growth Fund's "other expenses," which are subject to the expense cap or limitation noted above.

   MANAGER OF MANAGERS INVESTMENT APPROACH. The Constellation Funds and CIMCO have received an order from the Securities and Exchange Commission (the "SEC"), which will apply to the Constellation Growth Fund, permitting the Constellation Funds to operate as "manager of managers" funds. Subject to the authority of the Constellation Funds' Board of Trustees, including a majority of Trustees who are not "interested persons" of the Constellation Funds as defined in
Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act," with such Trustees referred to as "Independent Trustees"), CIMCO in its capacity as investment adviser to the Constellation Funds oversees various sub-advisers ("Managers") and is responsible for recommending their hiring, termination and replacement.

   Under its advisory agreement with the Constellation Funds, CIMCO is authorized to provide Manager selection, monitoring and asset allocation services to the Constellation Growth Fund. The Advisory Agreement with the Constellation Funds also provides that CIMCO may enter into agreements with one or more Managers to exercise day-to-day investment discretion over all or a portion of the assets of the Constellation Growth Fund (each a "Sub-Advisory Agreement"). Each Manager will be registered as an investment adviser under the Investment Advisers Act of 1940. CIMCO is required to perform due diligence on prospective Managers; communicate performance targets and evaluations to Managers; supervise compliance with the Constellation Growth Fund's investment objectives and policies; continuously monitor and evaluate Managers; and recommend to the Constellations Funds' Board whether Sub-Advisory Agreements with the various Managers should be renewed, modified or terminated. CIMCO also is required to recommend to the Board of Trustees of the Constellation Funds the addition of new Managers as CIMCO deems appropriate. These new Managers could be in lieu of or in addition to existing Managers. The Managers, in turn, are responsible for continuously reviewing, supervising and administering the Constellation Growth Fund's investment programs regarding the portion of the assets assigned to them.

   By approving the proposed reorganization, Shareholders, in effect, will hire CIMCO to manage the Constellation Growth Fund's assets directly and/or to hire Managers from time to time to manage some or all of the Constellation Growth Fund's assets. Shareholders will not be able to vote on the approval of any Manager that CIMCO hires or any material change to a Sub-Advisory Agreement. CIMCO will, however, provide shareholders with all the information that would be in a proxy statement within 90 days of the hiring of a new Manager. Further, CIMCO will not enter into a Sub-Advisory Agreement with any Manager that is affiliated with CIMCO unless the shareholders of the Constellation Growth Fund approve the agreement, including the compensation to be paid thereunder.

   CIMCO will have general oversight responsibility for the advisory services provided to the Constellation Growth Fund. As part of this oversight responsibility, CIMCO will recommend, if appropriate, to the Constellation Funds' Board that a change in a Manager is necessary in the best interests of the Constellation Growth Fund and its shareholders. CIMCO will evaluate a Manager based on, among other things, performance of the Constellation Growth Fund on a medium-to-long term basis in comparison to appropriate peer groups and/or benchmarks; the amount of risk taken as compared to investment returns; adherence to a given investment strategy; the resources, qualifications and expertise of the personnel of a Manager; quality of the services a Manager provides; and the rate of compensation given the services provided in comparison to similar investment firms.

   The "manager of managers" investment approach provides 3 principal benefits to shareholders. First, it will reduce fund expenses to the extent that the Constellation Growth Fund will not have to prepare and solicit proxies each and every time a Sub-Advisory Agreement is entered into or modified. Second, it will enable the Constellation Growth Fund to operate more efficiently. In particular, it will permit the Constellation Growth Fund to hire, terminate and replace Managers more efficiently according to the judgment of the Constellation Funds' Board, Independent Trustees, and CIMCO. Third, and most important, this investment approach relieves shareholders of the very responsibility that they are paying CIMCO to assume, that is, the selection, termination and replacement of Managers.

   CIMCO has determined to hire Hilliard, the current investment adviser to the Hilliard Growth Fund, to serve as the sub-adviser to the Constellation Growth Fund. Shareholders should be aware that CIMCO, under the "manager of managers" investment approach, could recommend in the future that the Constellation Funds' Board terminate Hilliard as the sub-adviser to the Constellation Growth Fund. CIMCO has agreed that it will not introduce a proposal to terminate Hilliard as the sub-adviser for the Constellation Growth Fund for a period of 4 years except where mandated by the following fiduciary concerns: (1) entry of an order against Hilliard or any of its affiliates that disables it from serving as an investment sub-adviser to a registered investment company, (2) initiation of formal enforcement proceedings against Hilliard or any of its affiliates that appears likely to result in a significant fine or censure, (3) bankruptcy or insolvency of Hilliard or any of its affiliates, or (4) bottom quartile investment performance in each of 4 consecutive calendar quarters, as measured using a peer group agreed upon by Hilliard and CIMCO.

   FISCAL YEAR END AND INCOME DISTRIBUTION SCHEDULE. The Hilliard Growth Fund has a December 31 fiscal year end and distributes its income annually as a dividend to shareholders. The Constellation Growth Fund will have a September 30 fiscal year end and will also distribute its income annually as a dividend to shareholders.

   SHARE PRICE (NAV). Each class of shares of the Hilliard Growth Fund has its own NAV. The Constellation Growth Fund initially will have a single-class structure and one NAV. On the day of the reorganization, it is anticipated that the Constellation Growth Fund's NAV, the NAV of the Class A shares of the Hilliard Growth Fund and the NAV of the Class B shares of the Hilliard Growth Fund will differ. Therefore, the number of shares of the Constellation Growth Fund credited to a Shareholder's account in the reorganization will not necessarily equal the number of shares of the Hilliard Growth Fund that he or she owns at the time of the reorganization. However, the dollar value of the Constellation Growth Fund shares credited to each Shareholder's account in the reorganization will equal the dollar value of the Hilliard Growth Fund shares that he or she owns at the time of the reorganization. Any declared but undistributed dividends or capital gains will carry over in the reorganization.

   HILLIARD GROWTH FUND'S DIRECTORS AND THE CONSTELLATION FUNDS' TRUSTEES. The Hilliard Growth Fund will become a series of the Constellation Funds, if Shareholders approve the reorganization. The current directors and officers of the Hilliard Growth Fund will not serve as trustees and officers of the Constellation Funds. The individuals listed below serve as trustees and officers of the Constellation Funds. The trustees of the Constellation Funds have previously been elected or appointed. By approving the reorganization, Shareholders of the Hilliard Growth Fund will be approving the individuals listed below as trustees of the Constellation Growth Fund.

                                Term Of Office                             Other Director
                 Positions Held and Length Of  Principal Occupation During   or Trustee
  Name and Age     with Trust    Time Served          Past 5 Years         Positions Held
  ------------   -------------- -------------- --------------------------- --------------
Interested Trustees
John H. Grady/*/  Interested     N/A           President and Chief         N/A; Trustee,
Age: 43           Trustee and    Less than 1   Executive Officer of        Westlakes
                  President      year          Constellation Investment    Institutional
                                               Management Company, LP      Portfolios,
                                               (an investment adviser).    Berwyn, PA
                                               Previous positions:
                                               General Counsel,
                                               Chief Operating Officer and
                                               Chief Legal Officer, Turner
                                               Investment Partners, Inc.
                                               (an investment adviser);
                                               President, Turner
                                               Investment Distributors,
                                               Inc. (a broker-dealer);
                                               previously, Partner,
                                               Morgan, Lewis & Bockius
                                               LLP (a law firm).

                                 Term Of Office                             Other Director
                  Positions Held and Length Of  Principal Occupation During   or Trustee
  Name and Age      with Trust    Time Served          Past 5 Years         Positions Held
  ------------    -------------- -------------- --------------------------- --------------
Independent Trustees
Alfred C. Salvato Independent    N/A            Treasurer, Thomas Jefferson Turner Funds,
Age: 45           Trustee        Since 2001     University Health Care      Berwyn, PA;
                                                Pension Fund (a hospital    Westlakes
                                                pension fund).              Institutional
                                                                            Portfolios,
                                                                            Berwyn, PA

Ronald W. Filante Independent    N/A            Associate Professor of      N/A; Trustee,
Age: 57           Trustee        Since Trust's  Finance, Pace University.   Westlakes
                                 inception                                  Institutional
                                                                            Portfolios,
                                                                            Berwyn, PA

Janet F. Sansone. Independent    N/A            Self-employed consultant    Turner Funds,
Age: 57           Trustee        Less than 1    since 1999. Previous        Berwyn, PA;
                                 year           positions: Senior Vice      Westlakes
                                                President of Human          Institutional
                                                Resources of Frontier       Portfolios,
                                                Corporation                 Berwyn, PA

Officers
John Canning..... Vice President N/A            Senior Vice President and   N/A
Age: 33           and Assistant  Less than 1    Managing Director, Fund
                  Secretary      year           Administration of
                                                Constellation Investment
                                                Management Company, LP.
                                                Previous positions: Sub-
                                                Advisory Institutional
                                                Service Product Manager,
                                                Turner Investment Partners,
                                                Inc.; previously, Transfer
                                                Agent Manager, Pilgrim
                                                Baxter and Associates (an
                                                investment adviser);
                                                Portfolio Implementation
                                                Analyst, SEI Investment.

                                     Term Of Office                              Other Director
                      Positions Held and Length Of  Principal Occupation During    or Trustee
    Name and Age        with Trust    Time Served          Past 5 Years          Positions Held
    ------------      -------------- -------------- ---------------------------- --------------
Antoinette C. Robbins Vice            N/A           Vice President and                N/A
Age: 40               President       Less than 1   Corporate Counsel of
                                      year          Constellation Investment
                                                    Management Company, LP.
                                                    Previous positions: Director
                                                    of Compliance, Turner
                                                    Investment Partners, Inc.;
                                                    previously, Senior Gift
                                                    Planning Officer, American
                                                    Civil Liberties Union, 2001-
                                                    2002; Assistant Vice
                                                    President and Counsel,
                                                    Equitable Life Assurance
                                                    Society of the
                                                    United States

Saeed Franklin....... Vice President  N/A           Vice President, Fund              N/A
Age: 28                               Less than 1   Administration of
                                      year          Constellation Investment
                                                    Management Company, LP.
                                                    Previous positions:
                                                    Performance Analyst,
                                                    Turner Investment Partners,
                                                    Inc.; Performance Analyst,
                                                    ING Variable Annuities (an
                                                    insurance company); Senior
                                                    Fund Accountant, Bank of
                                                    New York (an investment
                                                    bank); Fund Accountant,
                                                    PFPC Inc. (an investment
                                                    management company)

Rami Livelsberger.... Vice President  N/A           Vice President, Fund              N/A
Age: 29               and Assistant   Less than 1   Governance of
                      Secretary       year          Constellation Investment
                                                    Management Company, LP.
                                                    Previous positions:
                                                    Compliance Officer, Legal
                                                    Assistant, Turner
                                                    Investment Partners, Inc.;
                                                    Legal Assistant, Morgan,
                                                    Lewis & Bockius LLP

                                        Term Of Office                              Other Director
                        Positions Held  and Length Of  Principal Occupation During    or Trustee
     Name and Age         with Trust     Time Served          Past 5 Years          Positions Held
     ------------       --------------- -------------- ---------------------------- --------------
Peter Golden........... Controller and     N/A         Director of Fund                  N/A
Age: 38                 Chief Financial    2 years     Accounting of SEI
                        Officer                        Investments. Previous
                                                       positions: Vice President of
                                                       Fund Administration, J.P.
                                                       Morgan Chase & Co. (an
                                                       investment bank); Vice
                                                       President, Fund and Pension
                                                       Accounting, Brown
                                                       Brothers Harriman (an
                                                       investment bank)

Lydia A. Gavalis....... Vice President     N/A         Vice President and                N/A
Age: 38                 and Assistant      4 years     Assistant Secretary of
                        Secretary                      SEI Investments.

William E. Zitelli, Jr. Vice President     N/A         Vice President and                N/A
Age: 35                 and Assistant      3 years     Assistant Secretary of
                        Secretary                      SEI Investments. Previous
                                                       positions: Vice President,
                                                       Merrill Lynch & Co. Asset
                                                       Management Group
                                                       (an investment bank)

Timothy D. Barto....... Vice President     N/A         Vice President and                N/A
Age: 35                 and Assistant      3 years     Assistant Secretary of
                        Secretary                      SEI Investments. Previous
                                                       positions: Associate,
                                                       Dechert Price & Rhoads
                                                       (a law firm).

Christine M. McCullough Vice President     N/A         Vice President and                N/A
Age: 42                 and Assistant      3 years     Assistant Secretary of
                        Secretary                      SEI Investments.
                                                       Previous positions:
                                                       Associate, White and
                                                       Williams LLP (a law firm).

--------
*  Mr. Grady is an "interested person" (as that term is defined in the 1940
   Act) of the Constellation Funds due to his association with CIMCO.

   BOARD COMMITTEES. The Board of Directors of the Hilliard Growth Fund has established an audit committee, which is comprised of Stewart E. Conner and William A. Blodgett, Jr., each of whom is an Independent Director. The Board of Trustees of the Constellation Funds has also established an audit committee, which is comprised of Mr. Filante, Mr. Salvato and Ms. Sansone, each of whom is an Independent Trustee, and a fair value pricing committee, which includes Mr. Salvato. The Constellation Funds may establish a nominating committee in the future comprised entirely of Independent Trustees.

   COMPENSATING "INDEPENDENT" BOARD MEMBERS. Each Independent Director of the Hilliard Growth Fund receives an annual retainer of $5,000, payable quarterly. In addition, Independent Directors of the Hilliard Growth Fund receive $1,000 for each Board or committee meeting attended. Directors of the Hilliard Growth Fund are reimbursed for travel and other out-of-pocket expenses in connection with attendance at Board meetings. The Hilliard Growth Fund does not offer any retirement benefits for its Independent Directors.

   Each Independent Trustee of the Constellation Funds receives an annual retainer of $22,000, payable quarterly in advance. In addition, Independent Trustees of the Constellation Funds receive $2,500 for each regular or special in person board meeting and any special board meeting held by telephone where a vote is taken. The Independent Trustees receive a fee of $1,500 per audit committee attended, and the chairperson of the audit committee receives a fee of $1,000. The Independent Trustee that serves on the fair value pricing committee receives a fee of $250 per meeting. Independent Trustees of the Constellation Funds are reimbursed for travel and other out-of-pocket expenses in connection with attendance at Board meetings. The Constellation Funds do not offer any retirement benefits for its Independent Trustees.

   COMPENSATING "INTERESTED" BOARD MEMBERS. The Hilliard Growth Fund does not compensate its Directors who are officers or employees of Hilliard (i.e., "interested" Directors). However, Hilliard compensates these interested Directors in their capacity as officers or employees of Hilliard. Similarly, the Constellation Funds' interested Trustees will receive no compensation from the Constellation Funds for their service in that capacity. Interested Trustees of the Constellation Funds are reimbursed for travel and other out-of-pocket expenses in connection with attendance at Board meetings. The Constellation Funds' officers and interested Trustees will be compensated by CIMCO or the Constellation Funds' administrator.

   PURCHASES, REDEMPTIONS, AND EXCHANGES. The following chart highlights purchase, redemption and exchange features of the Hilliard Growth Fund compared to that of the Constellation Growth Fund.

         Features            Hilliard Growth Fund    Constellation Growth Fund
         --------          ------------------------  -------------------------
 Purchases................ By telephone, internet,   By telephone, internet,
                           mail, wire or systematic  mail, wire or systematic
                           investments               investments

 Redemptions.............. By telephone, internet,   By telephone, internet,
                           mail, wire or systematic  mail, wire or systematic
                           withdrawals               withdrawals

 Exchanges................ With other Hilliard       With other Constellation
                           funds--by mail or         funds--by mail or
                           telephone                 telephone

   OTHER FUND SERVICE PROVIDERS. The primary service providers of the Hilliard Growth Fund and the Constellation Growth Fund are set forth below:

 Type of Service Provider    Hilliard Growth Fund    Constellation Growth Fund
 ------------------------  ------------------------  -------------------------
 Investment Adviser....... Hilliard                  CIMCO

 Sub-Adviser.............. None                      Hilliard

 Administrator............ Hilliard                  CIMCO

 Sub-Administrator........ None                      SEI

 Type of Service Provider    Hilliard Growth Fund    Constellation Growth Fund
 ------------------------  ------------------------  -------------------------
 Distributor.............. Hilliard                  Constellation Investment
                                                     Distribution Company,
                                                     Inc.

 Custodian................ State Street Bank and     PFPC Trust Company
                           Trust Company

 Transfer Agent........... State Street Bank and     DST Systems, Inc.
                           Trust Company

 Independent Auditor...... Deloitte & Touche LLP     To be determined*
--------
* Ernst & Young LLP ("E&Y") currently serves as the independent auditor of the Constellation Funds. As a result of an SEC order suspending E&Y from accepting audit engagements for new SEC registrant audit clients for a period of six months, E&Y cannot serve as the independent auditor of the Constellation Growth Fund at this time. It is anticipated that, on or before August 2, 2004, the Audit Committee of the Board of Trustees of the Constellation Funds and the Board of Trustees of the Constellation Funds will consider the selection of KPMG LLP ("KPMG") to serve as the independent auditor for the Constellation Funds, including the Constellation Growth Fund, for the fiscal year ending September 30, 2004.

   CALCULATING NAV. The Hilliard Growth Fund calculates its net asset value per share ("NAV") once each business day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern
Time). The Constellation Growth Fund will calculate its NAV at the same time.

   STATE OF ORGANIZATION. The Constellation Funds is organized as a business trust under Delaware law. The Hilliard Growth Fund is organized as a corporation under Maryland law.

   DIFFERENCES IN GOVERNING LAWS AND ORGANIZATIONAL DOCUMENTS. The following is a summary of certain differences between and among the applicable laws of Delaware and the Declaration of Trust and By-laws of the Constellation Funds and the applicable laws of Maryland and the Articles of Incorporation and By-laws of the Hilliard Growth Fund. It is not a complete list of the differences.

   Limitation of Liability. Delaware law contains favorable limitations on shareholder and trustee liability for obligations of a business trust, and provides for indemnification out of trust property for any shareholder or trustee that may be held personally liable for the obligations of the trust. Further, under the By-laws of the Constellation Funds, such indemnification extends to any person who is or was a trustee, officer, employee or other agent of the Constellation Funds or is or was serving at the request of the Constellation Funds as a trustee, director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or was a trustee, director, officer or an employee or agent of a foreign or domestic corporation that was a predecessor of another enterprise at the request of such enterprise.

   Under the Maryland General Corporation Law, directors are immune from liability to the extent that they perform their duties as directors in good faith, in a manner that the directors reasonably believe to be in the best interests of the corporation; and with the care that an ordinarily prudent person in a like position would use under similar circumstances. Under Maryland law, shareholders of a Maryland corporation are not personally liable for the actions, obligations or affairs of the corporation. In addition, the Hilliard Growth Fund's Articles of Incorporation also contain an express provision limiting the liability of the Directors (except as otherwise prohibited by the 1940 Act or by reason of a director's willful misfeasance, bad faith, gross negligence or reckless disregard of the director's duties) and provides for indemnification of the directors to the fullest extent permitted by the Maryland General Corporation Law.

   Removing Trustees. Under the Constellation Funds' Declaration of Trust, shareholders may remove a trustee by a vote of two-thirds of the Trust's outstanding shares. Under the Hilliard Growth Fund's Articles of Incorporation, shareholders holding a majority of the outstanding shares of the corporation may remove a director.

   Shareholder Meetings. The Constellation Funds' Declaration of Trust and By-Laws do not specifically authorize shareholders to call a special shareholder's meeting. Under the Hilliard Growth Fund's By-Laws, the corporation generally is not required to hold an annual meeting; however, the secretary of the corporation is required to call a special shareholder meeting for purposes of considering the replacement of a director on the written request of shareholders owning at least 10% of the outstanding shares of the Hilliard Growth Fund. In addition, under Maryland law, the secretary of the corporation is required to call a special shareholder meeting on the written request of shareholders owning at least 25% of the outstanding shares of the Hilliard Growth Fund; however, the shareholders would be required to pay for the cost associated with the notice of such a meeting.

   Quorum. At any meeting of shareholders, under the Constellation Funds' Declaration of Trust, 40% of the shares entitled to vote constitutes a quorum at a shareholder's meeting, except when a larger quorum is required by applicable law. Under the Hilliard Growth Fund's Articles of Incorporation, shareholders representing one-third of the shares entitled to vote constitute a quorum at a shareholder's meeting.

   Reorganizing/Merging a Fund. Under the Constellation Funds' Declaration of Trust, the trustees can merge, reorganize or sell all or substantially all of the assets of a fund created on or after August 14, 1998 without shareholder approval. The Hilliard Growth Fund's Articles of Incorporation and By-Laws do not provide directors a similar power. Maryland law, however, provides that the assets of an open-end fund may be sold without a shareholder vote.

   Amending the Organizational Document. Under the Constellation Trust's Declaration of Trust, the trustees may amend the declaration of trust without shareholder approval. Under Maryland law, a shareholder vote is required to amend a corporation's Articles of Incorporation with few exceptions.

THE INVESTMENT ADVISER AND THE INVESTMENT ADVISORY AGREEMENT

   INVESTMENT ADVISORY ARRANGEMENTS WITH CIMCO. CIMCO will serve as the Constellation Growth Fund's investment adviser under an investment advisory agreement with the Constellation Funds. Under the agreement, CIMCO will have general responsibility for the management of the Constellation Growth Fund. As the Constellation Growth Fund's investment adviser, CIMCO will oversee Hilliard's, and any other sub-adviser's, activities with respect to the Constellation Growth Fund and will monitor each sub-adviser's compliance with the Constellation Growth Fund's investment policies, guidelines and restrictions.

   ABOUT CIMCO. CIMCO (formerly, Concentrated Capital Management, LP) is a limited partnership organized under the laws of the Commonwealth of Pennsylvania and is registered as an investment adviser with the SEC. CIMCO is located at 1205 Westlakes Drive, Suite 280, Berwyn, PA 19312. As of May 10, 2004, CIMCO had approximately $1.3 billion of assets under management.

   Listed below are the names and principal occupations of each of the directors and the principal executive officers of CIMCO. The principal business address of each director and principal executive officer, as it relates to their duties at CIMCO, is 1205 Westlakes Drive, Suite 280, Berwyn, Pennsylvania 19312.

                Name                      Position with CIMCO
                ----           ------------------------------------------
       John H. Grady.......... President and Chief Executive Officer

       Francis J. McAleer, Jr. Executive Vice President, Distribution

       John J. Canning........ Vice President and Managing Director, Fund
                               Administration

       Antoinette C. Robbins.. Vice President and Corporate Counsel

       Saeed Franklin......... Vice President, Fund Administration

       Rami Livelsberger...... Vice President, Fund Governance

   ABOUT THE INVESTMENT ADVISORY AGREEMENT. The investment advisory agreement between CIMCO and the Constellation Funds is similar to the current investment advisory agreement between Hilliard and the Hilliard Growth Fund. Under the investment advisory agreement and subject to the direction of the Constellation Funds' Board of Trustees, CIMCO will have general responsibility for the management of the Constellation Funds. As the Constellation Funds' investment adviser, CIMCO will oversee each sub-adviser's sub-advisory activities with respect to the Constellation Growth Fund and will monitor each sub-adviser's compliance with the Constellation Growth Fund's investment policies, guidelines and restrictions. As discussed above, the rate of the base investment advisory fee to be paid to CIMCO by the Constellation Growth Fund will be less than the rate of the advisory fee currently charged by Hilliard under its investment advisory agreement with the Hilliard Growth Fund. However, beginning 12 months after the date of the reorganization, the advisory fee will be subject to adjustment, up or down, based on the Constellation Growth Fund's performance relative to the performance of the Russell 1000 Growth Index. When the performance adjustment is applied, the minimum advisory fee will be 0.65% and the maximum advisory fee will be 0.85%. CIMCO will, in turn, pay sub-advisory fees to Hilliard from its advisory fee.

   The advisory agreement will become effective as of the date of its execution and will continue in effect for a period of up to two years from the date of execution. Thereafter, the agreement will continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (1) the Constellation Funds' Trustees or (2) a vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Constellation Funds, provided that in either event the continuance also is approved by the vote of a majority of the Constellation Funds' Trustees who are not "interested persons" (as defined in the 1940 Act) of the Constellation Funds or of any party to the agreement, cast in person at a meeting called for the purpose of voting on such approval. The agreement is terminable with respect to the Constellation Growth Fund, without penalty, on 60 days' written notice by CIMCO, by the Constellation Funds' Trustees, or by vote of holders of a majority of the Constellation Growth Fund's shares. CIMCO may terminate the agreement, without penalty, on 60 days' written notice. The agreement also would terminate automatically in the event of its assignment (as defined in the 1940 Act).

   Under the investment advisory agreement, neither CIMCO nor its officers, directors, employees or agents or controlling persons would be liable for any error of judgment or mistake of law, or for any loss suffered by the Constellation Funds and/or the Constellation Growth Fund in connection with or arising out of the matters to which the advisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of CIMCO in the performance of its duties or from reckless disregard by it of its obligations and duties under the advisory agreement.

   The Hilliard Growth Fund's current investment advisory agreement with Hilliard has a similar standard of care. Under that agreement, Hilliard would not be liable for any error of judgment or mistake of law or for any loss suffered by the Hilliard Growth Fund in connection with the matters to which the investment advisory agreement relates, except Hilliard would be liable (1) for a loss resulting from a breach of its fiduciary duty with respect to receipt of compensation for services pursuant to Section 36 of the 1940 Act or
(2) for a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard of, its obligations and duties under the agreement.

THE SUB-ADVISER AND THE SUB-ADVISORY AGREEMENT

   SUB-ADVISORY ARRANGEMENTS WITH HILLIARD. Hilliard will serve as the Constellation Growth Fund's sub-adviser under a sub-advisory agreement with CIMCO. Under the sub-advisory agreement, Hilliard will be responsible for the day-to-day management of the Constellation Growth Fund's portfolio.

   ABOUT HILLIARD. Hilliard, the investment adviser to the Hilliard Growth Fund, is located at Hilliard Lyons Center, Louisville, Kentucky 40202. Hilliard is a wholly-owned subsidiary of The PNC Financial Services Group, Inc. ("PNC"). PNC, a multi-bank holding company organized under the laws of Pennsylvania and headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States. PNC's address is One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707. Together with predecessor firms, Hilliard has been in the investment banking business since 1854. It is a registered investment adviser and a registered broker-dealer and member firm of the New York Stock Exchange, Inc. Hilliard also serves as investment adviser to Hilliard-Lyons Government Fund, Inc., an open-end money market fund with assets as of December 31, 2003 of approximately $1.5 billion. In addition, another division of Hilliard serves as investment adviser to Senbanc Fund, an open-end banking-sector fund with assets as of December 31, 2003 of approximately $175 million. As of December 31, 2003, Hilliard and its affiliates managed individual, corporate, fiduciary and institutional accounts with assets aggregating approximately $3.1 billion.

   Listed below are the names and principal occupations of each of the directors and the principal executive officers of Hilliard. The principal business address of each director and principal executive officer, as it relates to their duties at Hilliard, is Hilliard Lyons Center, Louisville, Kentucky 40202.

                        Name             Position with Hilliard
                        ----            ------------------------
              James R. Allen........... Chairman and Chief
                                        Executive Officer

              James M. Rogers.......... Executive Vice
                                        President, Chief
                                        Operating Officer and
                                        Director

              Raul J. Moretti.......... Executive Vice President
                                        and Chief Financial
                                        Officer

              Kenneth L. Wagner........ Senior Vice President
                                        and Secretary

              John R. Bugh............. Executive Vice President
                                        and Director of Branch
                                        Administration

              Carmella R. Miller....... Executive Vice
                                        President, Chief
                                        Administrative Officer
                                        and Director

              Thomas K. Whitford....... Director, Executive Vice
                                        President and Chief Risk
                                        Officer, PNC Financial
                                        Services Group, Inc.

              William S. Demchak....... Director Vice Chairman
                                        and Chief Finance
                                        Officer - PNC Financial
                                        Services Group, Inc.

              Joseph C. Guyaux......... Director President - PNC
                                        Financial Services
                                        Group, Inc.

              Joan L. Gulley........... Director Chief Executive
                                        Officer-PNC Advisors

              Michael N. Harreld....... Director Regional
                                        President - PNC
                                        Financial Services
                                        Group, Inc.

   ABOUT THE HILLIARD SUB-ADVISORY AGREEMENT. Hilliard currently serves as the investment adviser to the Hilliard Growth Fund. Under the sub-advisory agreement between CIMCO and Hilliard, Hilliard will continue to provide day-to-day investment management services to the newly-formed Constellation Growth Fund.

   The sub-advisory agreement between CIMCO and Hilliard is similar to the investment advisory agreement between Hilliard and the Hilliard Growth Fund. The principal difference between these agreements is the compensation structure. In the advisory agreement with the Hilliard Growth Fund, Hilliard receives a fee directly from the Hilliard Growth Fund. In the sub-advisory agreement relating to the Constellation Growth Fund, Hilliard will receive a fee from CIMCO, subject to a performance fee adjustment. The rate of the sub-advisory fee to be paid to Hilliard under the sub-advisory agreement will be lower than the rate of the advisory fee paid to

Hilliard because Hilliard will not be responsible under the sub-advisory agreement for providing certain services to the Constellation Growth Fund that it is required to provide to the Hilliard Growth Fund under the current advisory agreement. CIMCO will be responsible for providing these services under its investment advisory agreement with the Constellation Funds, on behalf of the Constellation Growth Fund.

   The annual rate of the base sub-advisory fee to be paid to Hilliard by CIMCO at various asset levels is set forth below:

  0.60%on the first $40 million of assets
   0.50% on the next $110 million of assets
   0.45% on assets in excess of $150 million

   The base sub-advisory fee is subject to a performance adjustment based on the Constellation Growth Fund's performance relative to the performance of the Russell 1000 Growth Index. The rate of the sub-advisory fee may increase or decrease, depending on the Constellation Growth Fund's performance over a rolling 12-month period (the "performance period") beginning in the twelfth month following the effective date of the reorganization. The table below describes the sub-advisory fee, with the applicable performance adjustment that Hilliard would receive based on the Constellation Growth Fund's performance as compared to its benchmark index, the Russell 1000 Growth Index, over the performance period:

      If the Fund:         base fee increases by:         If the Fund:         base fee decreases by:
      ------------        ------------------------  ------------------------  ------------------------
Outperforms the Index by           0.075%           Underperforms the Index            0.075%
  3.00% or more..........                           by 3.00% or more
Outperforms the Index by           0.000%           Underperforms the Index            0.000%
  3.00% or less..........                           by 3.00% or less

   The sub-advisory agreement between Hilliard and the Constellation Funds will become effective as of the date of its execution and will continue in effect for a period of up to two years from the date of execution. Thereafter, the sub-advisory agreement will continue automatically with respect to the Constellation Growth Fund for successive annual periods, provided such continuance is specifically approved at least annually by: (1) the Board of Trustees of the Constellation Funds or (2) a vote of a "majority" of the outstanding voting securities (as defined in the 1940 Act) of the Constellation Growth Fund, provided that in either event the continuance also is approved by the vote of a majority of the Constellation Funds' trustees who are not "interested persons" (as defined in the 1940 Act) of the Constellation Funds or of any party to the sub-advisory agreement, cast in person at a meeting called for the purpose of voting on such approval. The sub-advisory agreement is terminable at any time, without the payment of any penalty, (1) by the Constellation Growth Fund, by the vote of a majority of Trustees of the Constellation Funds, or by vote of holders of a majority of the Constellation Growth Fund's shares, (2) by CIMCO on not more than 60 days' nor less than 30 days' written notice to Hilliard, and (3) by Hilliard on 90 days' written notice to CIMCO. The sub-advisory agreement will terminate automatically 5 business days after Hilliard receives written notice of termination of the advisory agreement between the Constellation Funds and CIMCO. The sub-advisory agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act) or termination of CIMCO's advisory agreement with the Constellation Funds.

   Pursuant the sub-advisory agreement, Hilliard would be required to indemnify CIMCO for losses arising from Hilliard's performance as the sub-adviser to the Constellation Growth Fund but Hilliard's obligation to indemnify CIMCO would be reduced to the extent that the loss was caused by or directly related to CIMCO's, or any other sub-adviser's, willful misfeasance, bad faith or negligence, or the reckless disregard of its duties under the sub-advisory agreement.

CONSIDERATIONS AND RECOMMENDATIONS OF THE BOARD OF DIRECTORS

   At a meeting of the Hilliard Growth Fund's Board of Directors held on June 12, 2004, the Board of Directors, including the Independent Directors, unanimously approved the Reorganization Agreement and the transactions contemplated by the Reorganization Agreement. The Board of Directors unanimously determined that the reorganization was in the Hilliard Growth Fund's best interest and that the interests of the Hilliard Growth Fund's existing shareholders would not be diluted as a result of the reorganization. The Board of Directors obtained from Hilliard and CIMCO such information as it deemed reasonably necessary to make these determinations. Representatives of Hilliard and CIMCO provided certain materials and information to the Board of Directors setting forth reasons favoring the reorganization, together with supporting documentation for the reorganization.

   The Board of Directors considered a variety of factors related to the reorganization, including, but not limited to:

    (i)the anticipated effect of the reorganization on per-share expenses and costs of the Hilliard Growth Fund;

   (ii)the expense ratios and available information regarding the fees and expenses of the Hilliard Growth Fund and the Constellation Growth Fund;

  (iii)whether the reorganization would achieve economies of scale for the Hilliard Growth Fund and benefit shareholders by promoting more efficient operations;

   (iv)the terms and conditions of the reorganization;

    (v)the potential benefits to the shareholders of the Hilliard Growth Fund from access to the distribution network and capabilities of CIMCO;

   (vi)the future prospects of the Hilliard Growth Fund if the Reorganization were not effected;

  (vii)the fact that the Constellation Growth Fund will have the same or substantially similar investment objectives, strategies, policies and restrictions as the Hilliard Growth Fund, except the Constellation Growth Fund will have a fundamental investment policy that will require it to invest at least 80% of its net assets in common stocks of U.S. companies with market capitalizations in excess of $5 billion;

 (viii)the service features available to shareholders of the Hilliard Growth Fund and the Constellation Fund;

   (ix)the background, business plan, compliance procedures and resources of CIMCO;

    (x)that Hilliard will continue to provide portfolio management services to the Hilliard Growth Fund by serving as the sub-adviser to the Constellation Growth Fund;

   (xi)that the expense of the reorganization will not be borne by shareholders of the Hilliard Growth Fund or the Constellation Growth Fund;

  (xii)that the reorganization would not result in the recognition of any gain or loss for federal income tax purposes to the Hilliard Growth Fund or its Shareholders; and

 (xiii)alternatives to the reorganization.

   The Board of Directors also discussed the qualifications and responsibilities of the Constellation Funds' proposed Chief Compliance Officer and information regarding the market plan for Constellation Growth Fund. They also noted that shareholders of the Hilliard Growth Fund would receive waivers of any sales load imposed by the Constellation Growth Fund in the future.

   In addition, the Board of Directors reviewed a memorandum prepared by legal counsel to the Independent Directors of the Hilliard Growth Fund that summarizes the Board's responsibilities in considering the reorganization.

   Based on the review of such materials, information, supporting documentation, and legal memorandum and the considerations described above, the Board of Directors unanimously determined to recommend that the Hilliard Growth Fund shareholders approve the reorganization.

GENERAL INFORMATION ABOUT THE HILLIARD GROWTH FUND AND OTHER MATTERS

   DIRECTORS AND OFFICERS. Information about the Hilliard Growth Fund's current Directors and officers, including their names, positions with the Hilliard Growth Fund, and association with Hilliard is set forth below.

                                           Position with the
                        Name              Hilliard Growth Fund
                        ----            ------------------------
              William A. Blodgett, Jr.. Independent Director Brown-Forman Corporation
              850 Dixie Highway
              Louisville, Kentucky
                40210

              Stewart E. Conner........ Independent Director
              Wyatt Tarrant & Combs
              2800 Citizens Plaza
              Louisville, Kentucky
                40202

              James R. Allen *......... Interested Director and
              Hilliard Lyons Center     President
              Louisville, Kentucky
                40202

              Joseph C. Curry, Jr...... Vice President and
              Hilliard Lyons Center     Treasurer
              Louisville, Kentucky
                40202

              Timothy P. Riordan....... Secretary
              Hilliard Lyons Center
              Louisville, Kentucky
                40202

              Dianna P. Wengler........ Assistant Secretary
              Hilliard Lyons Center
              Louisville, Kentucky
                40202
--------
* Mr. Allen is an Interested Director because he is the Chief Executive Officer and Chairman of Hilliard, which is the Distributor and Administrator and of which the Adviser is a division.

   ADVISER, DISTRIBUTOR AND ADMINISTRATOR. Hilliard, Hilliard Lyons Center, Louisville, Kentucky 40202, serves as the investment adviser, distributor and administrator to the Hilliard Growth Fund.

   5% SHAREHOLDERS. As of May 31, 2004, the following persons were the only persons who were record owners or, to the knowledge of the Hilliard Growth Fund, were beneficial owners of 5% or more of the shares of the Hilliard Growth Fund. The Hilliard Growth Fund believes that the shares referred to below were held in accounts for plan participants.

  Name and Address of Shareholder    Number of Shares & Class Percentage of Class
  -------------------------------    ------------------------ -------------------
J.J.B. Hilliard, W.L. Lyons, Inc.... 250,242.897              19.4%
Employees Profit Sharing Plan Fund D
Hilliard Lyons Center
P.O. Box 32760
Louisville, Kentucky 40232-2760

   SECURITY OWNERSHIP OF MANAGEMENT. As of May 31, 2004, the following persons were the only directors and executive officers of the Hilliard Growth Fund who were record owners or, to the knowledge of the Hilliard Growth Fund, were beneficial owners of the shares of the Hilliard Growth Fund. As of May 31, 2004, the Hilliard Growth Fund's Directors and officers owned 0.70 % of the Class A shares and 0.00 % of the Class B shares of the Hilliard Growth Fund.

Name and Address of Shareholder Class of Shares Number of Shares Percentage of Class
------------------------------- --------------- ---------------- -------------------
  William A. Blodgett, Jr......     Class A        2,350.767            0.20%
  Brown-Forman Corporation
  850 Dixie Highway
  Louisville, Kentucky 40210

  Stewart E. Conner............     Class A          312.765            0.02%
  Wyatt Tarrant & Combs
  2800 Citizens Plaza
  Louisville, Kentucky 40202

  James R. Allen...............     Class A        6,239.617            0.50%
  Hilliard Lyons Center
  Louisville, Kentucky 40202

   ADJOURNMENT. In the event that sufficient votes in favor of the proposal set forth in the Notice of Special Meeting of Shareholders are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting. Hilliard and CIMCO will bear the costs of any adjourned sessions. The persons named as proxies will vote any proxies that they are entitled to vote for the proposal in favor of an adjournment.

   VOTING DETAILS. Each share of the Hilliard Growth Fund is entitled to one vote, and a proportionate fractional vote for each fractional share held. Any Shareholder who submits a proxy may revoke it at any time before it is exercised by submitting to the Hilliard Growth Fund a specific written notice of revocation.

   Each class of shares of the Hilliard Growth Fund will vote separately on the proposed reorganization. For each class of shares of the Hilliard Growth Fund, the presence in person or by proxy of shareholders of that class entitled to cast at least one-third of the votes eligible to be cast by that class constitutes a quorum as to that class for purposes of the Meeting.

   For each class of shares of the Hilliard Growth Fund, the affirmative vote of a majority of the total number of shares of that class is required to approve the proposed reorganization. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present but will have the effect of a negative vote.

   SHAREHOLDER PROPOSALS. The Hilliard Growth Fund is not required to hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion or presentation in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Hilliard Growth Fund c/o Hilliard Lyons Asset Management, Hilliard Lyons Center, Louisville, Kentucky 40202.

   OTHER MATTERS. The Board of Directors of the Hilliard Growth Fund knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

   REPORTS TO SHAREHOLDERS. The Hilliard Growth Fund will furnish, without charge, a copy of the 2003 Annual Report to Shareholders of the Hilliard Growth Fund, upon request. To obtain a copy of the 2003 Annual Report, send a written request to the Hilliard Growth Fund c/o Hilliard Lyons Funds Administration, Hilliard Lyons Center, Louisville, Kentucky 40202, or call 1-800-444-1854.

   Shareholders are urged to complete, sign and date the enclosed proxy card and return it promptly. No postage is required if mailed in the United States. You may also vote over the Internet or by telephone. Please follow the enclosed instructions to use these methods of voting.

                                   EXHIBIT A

                              CIMCO ADVISED FUNDS

Constellation Funds:

   Constellation Clover Large Cap Value
   Constellation Clover Core Value
   Constellation Clover Small Cap Value
   Constellation HLAM Large Cap Value
   Constellation Chartwell Short Duration
   Constellation Chartwell Ultra Short Duration
   Constellation Chartwell High Yield
   Constellation Strategic Value and High Income
   Constellation TIP Financial Services
   Constellation TIP Tax Managed US Growth
   Constellation TIP Healthcare and Biotechnology
   Constellation TIP Small Cap Value Opportunities
   Constellation TIP Target Select

Registration statements have been filed with the Securities and Exchange
  Commission for the following additional series of the Constellation Funds:

   Constellation Pitcairn Diversified Growth
   Constellation Pitcairn Diversified Value
   Constellation Pitcairn Select Value
   Constellation Pitcairn Family Heritage
   Constellation Pitcairn Small Cap
   Constellation Pitcairn Taxable Bond
   Constellation Pitcairn Tax-Exempt Bond
   Constellation Sands Capital Select Growth
   Constellation International Equity
   Constellation Clover Income Plus

                                   EXHIBIT B

                     AGREEMENT AND PLAN OF REORGANIZATION

   AGREEMENT AND PLAN OF REORGANIZATION dated as of July 19, 2004 (the "Agreement"), by and between Hilliard Lyons Growth Fund, Inc. (the "Acquired Fund"), a Maryland corporation, and Constellation Funds, a Delaware business trust, acting for itself and on behalf of Constellation HLAM Large Cap Quality Growth Fund (the "Acquiring Fund").

   WHEREAS, the Acquired Fund was incorporated on September 5, 1991 under Maryland law as a corporation and is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Acquired Fund has authority to issue one hundred and fifty million shares of capital stock of the par value of one-tenth of one cent ($.001) per share of which seventy-five million shares are designated as Class A shares and seventy-five million are designated as Class B shares.

   WHEREAS, Constellation Funds was organized on October 25, 1993 under Delaware law as a business trust and is an open-end management investment company registered under the 1940 Act. Constellation Funds has authorized capital consisting of an unlimited number of units of beneficial interest with no par value. The Acquiring Fund is a series of Constellation Funds.

   NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree to effect the transfer of all of the assets of the Acquired Fund solely in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the delivery of Class I units of beneficial interest of the Acquiring Fund ("Acquiring Fund Shares") to the Acquired Fund, followed by the distribution of such Acquiring Fund Shares to the holders of Class A shares of common stock of the Acquired Fund and the holders of Class B shares of common stock of the Acquired Fund ("Acquired Fund Shares") on the terms and conditions hereinafter set forth in connection with the liquidation of the Acquired Fund. The parties hereto covenant and agree as follows:

   1. Plan of Reorganization. At the Effective Time (as defined in Section 13 of this Agreement), the Acquired Fund will assign, deliver, and otherwise transfer all of its assets (as defined in Section 2 of this Agreement) and good and marketable title thereto and assign all of its liabilities (as defined in Section 3 of this Agreement) to the Acquiring Fund, free and clear of all liens and encumbrances except as provided in this Agreement, and the Acquiring Fund shall acquire all such assets and shall assume all such liabilities of the Acquired Fund, in exchange for delivery to the Acquired Fund by the Acquiring Fund of a number of Acquiring Fund Shares (both full and fractional) having an aggregate net asset value equal to the net value of the assets of the Acquired Fund. The assets and liabilities of the Acquired Fund shall be exclusively assigned to and assumed by the Acquiring Fund. All debts, liabilities, obligations, and duties of the Acquired Fund, to the extent that they exist at or after the Effective Time, shall after the Effective Time attach to the Acquiring Fund and may be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund.

   2. Transfer of Assets. The assets of the Acquired Fund to be acquired by the Acquiring Fund and allocated thereto (the "Acquired Assets") shall include, without limitation, all cash, cash equivalents, securities, and receivables (including interest and dividends receivable) as set forth in the statement of assets and liabilities described in Section 14 below (the "Final Statement of Assets and Liabilities"), as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Acquired Fund, and other property owned by the Acquired Fund at the Effective Time. Attached to this Agreement as Exhibit 2 is a statement of asset and liabilities dated within 5 days of the date of this Agreement (the "Preliminary Statement of Assets and Liabilities.")

   3. Assumption of Liabilities. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on the Final Statement of Assets and Liabilities, and all other liabilities, debts, obligations and duties of any nature, whether accrued, absolute, contingent or otherwise, of the Acquired Fund.

   4. Liquidation and Dissolution of the Acquired Fund. The Acquired Fund will liquidate and the Acquiring Fund Shares (both full and fractional) received by the Acquired Fund will be distributed to the shareholders of record of the Acquired Fund as of the Effective Time in exchange for their respective Acquired Fund Shares and in complete liquidation of the Acquired Fund. Each shareholder of the Acquired Fund will receive a number of Acquiring Fund Shares equal in value to the Acquired Fund Shares held by that shareholder. Such liquidation and distribution will be accomplished by the establishment of an open account on the share records of the Acquiring Fund in the name of each shareholder of the Acquired Fund that represents the respective number of Acquiring Fund Shares due such shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. As soon as practicable after the Effective Time, any and all steps as shall be necessary and proper to effect a complete termination and dissolution of the Acquired Fund shall be taken in accordance with Maryland law and other applicable requirements.

   5. Valuation.

      (a) The value of the Acquired Assets shall be the value computed as of 4:00 p.m. Eastern Time on the Closing Date (as defined in Section 13 of this Agreement), using the valuation procedures in the then-current prospectus and statement of additional information of the Acquired Fund and valuation procedures established by the Board of Trustees of the Constellation Funds.

      (b) The net asset value of a Class I share of the Acquiring Fund shall be the net asset value per share computed with respect to that class as of 4:00 p.m. Eastern Time on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional and valuation procedures established by the Acquiring Fund's Board of Trustees of the Constellation Funds.

      (c) The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets shall be determined, with respect to each class of shares of the Acquired Fund, by dividing the value of the net assets attributable to that class, determined using the same valuation procedures referred to in paragraph 5(a), by the net asset value of one Acquiring Fund Share, determined in accordance with paragraph 5(b).

   6. Representations and Warranties of the Acquiring Fund. Constellation Funds, acting for itself and on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

      (a) Organization, Existence, etc. Constellation Funds is a business trust duly organized, validly existing and in good standing under the laws of Delaware and has the power to carry on its business as it is now being conducted. The Acquiring Fund is a duly organized and validly existing series of Constellation Funds.

      (b) Registration as Investment Company. Constellation Funds is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

      (c) Shares to be Issued Upon Reorganization. The Acquiring Fund Shares to be issued by the Acquiring Fund in connection with the reorganization have been duly authorized and upon consummation of the reorganization will be validly issued, fully paid, and nonassessable. Prior to the Effective Time, there shall be no issued and outstanding Acquiring Fund Shares or any other securities issued by the Acquiring Fund.

      (d) Commencement of Operations. The Acquiring Fund has not yet commenced operations and will not commence operations until after the Effective Time. Prior to the Effective Time, the Acquiring Fund will have no assets, liabilities or shareholders except as previously disclosed to the Acquired Fund.

      (e) Authority Relative to this Agreement. Constellation Funds, on behalf of the Acquiring Fund, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery, and performance of this Agreement, and the consummation of the transactions contemplated herein, have been duly authorized by the Constellation Funds Board of Trustees, and no other proceedings by the Acquiring Fund are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated herein. Constellation Funds, on behalf of the Acquiring Fund, is not a party to or obligated under any charter, bylaw, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, that would be violated by its executing and carrying out this Agreement. This Agreement constitutes a valid and binding obligation of Constellation Funds on behalf of the Acquiring Fund, enforceable against Constellation Funds in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general principles of equity.

      (f) Regulatory Approval. No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been, or will be, obtained under the federal securities laws and such as may be required by state securities laws.

      (g) Litigation. Except as previously disclosed to the Acquired Fund, there are no claims, actions, suits, or proceedings pending or, to the actual knowledge of the Constellation Funds, threatened which would materially adversely affect the Acquiring Fund or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated herein and Constellation Funds knows of no facts that might form the basis for institution of such actions, suits or proceedings. Except as previously disclosed to the Acquired Fund, Constellation Funds is not a party to, or subject to the provisions of, any order, decree or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated herein.

      (h) Contracts. Except for contracts and agreements disclosed to the Acquired Fund, under which no default exists, Constellation Funds, on behalf of the Acquiring Fund, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever. Constellation Funds is not in material violation of, and the execution, delivery and performance of this Agreement will not result in a material violation of, any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever to which Constellation Funds, on behalf of the Acquiring Fund, is a party or by which it is bound.

      (i) No Material Misstatements or Omissions. From the effective date of the post-effective amendment (the "Amendment") to the Registration Statement on Form N-1A of the Constellation Funds that contains the prospectus and statement of additional information of the Acquiring Fund through the Effective Time, the Amendment shall comply in all material respects with the applicable requirements of the Securities Act of 1933 (the "1933 Act") and the 1940 Act and the rules and regulations thereunder and shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All information provided to the Acquired Fund by the Acquiring Fund for inclusion in, or transmittal with, the proxy statement (the "Proxy Statement") pursuant to which proxies will be solicited in connection with the special meeting of shareholders of the Acquired Fund at which approval of the reorganization will be sought, from the date that the Proxy Statement is first transmitted to the shareholders of the Acquired Fund through the date on which the shareholders of the Acquired Fund vote to approve or disapprove the reorganization, shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

   7. Representations and Warranties of the Acquired Fund. The Acquired Fund represents and warrants to the Acquiring Fund as follows:

      (a) Organization, Existence, etc. The Acquired Fund is a corporation duly organized and validly existing under the laws of Maryland and has the power to carry on its business as it is now being conducted.

      (b) Registration as Investment Company. The Acquired Fund is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

      (c) Financial Statements. The audited financial statements of the Acquired Fund for the fiscal year ended December 31, 2003 and the unaudited financial statements of the Acquired Fund for the 6-month period ended June 30, 2004 (the "Acquired Fund Financial Statements"), as delivered to the Acquiring Fund, fairly present, or will fairly present, in all material respects, the financial position of the Acquired Fund as of the dates thereof, and the results of its operations and changes in its net assets for the periods indicated.

      (d) Marketable Title to Assets. The Acquired Fund will have, at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the Acquired Assets. Upon delivery and payment for the Acquired Assets, the Acquiring Fund will have good and marketable title to the Acquired Assets without restriction on the transfer thereof and free and clear of all liens or other encumbrances, subject to such restrictions as might arise under the 1933 Act, contractual restrictions on transfer, tax liens, and other liens or encumbrances previously disclosed to the Acquiring Fund.

      (e) Liabilities. Each of the Acquired Fund Financial Statements, the Preliminary Statement of Assets and Liabilities, and the Final Statement of Assets and Liabilities discloses or provides for, or will disclose or provide for, the known material liabilities of the Acquired Fund, if any, as of the date of such statement. Except as previously disclosed to the Acquiring Fund, the Acquired Fund has not incurred any liabilities since December 31, 2003 other than those liabilities incurred in the ordinary course of business, none of which has been materially adverse to the business, assets, or results of operations of the Acquired Fund.

      (f) Authority Relative to this Agreement. The Acquired Fund has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery, and performance of this Agreement, and the consummation of the transactions contemplated herein, have been duly authorized by the Acquired Fund's Board of Directors and, except for approval by the shareholders of the Acquired Fund, no other proceedings by the Acquired Fund are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated herein. The Acquired Fund is not a party to or obligated under any charter, bylaw, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, that would be violated by its executing and carrying out this Agreement.

      (g) Regulatory Approval. No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been, or will be, obtained under the federal securities laws and such as may be required by state securities laws.

      (h) Litigation. Except as previously disclosed to the Acquiring Fund, there are no claims, actions, suits, or proceedings pending or, to the actual knowledge of the Acquired Fund, threatened which would materially adversely affect the Acquired Fund or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated herein.

      (i) Contracts. Except for contracts and agreements disclosed to the Acquiring Fund, the Acquired Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever. The Acquired Fund is not in material violation of, and the execution, delivery and performance of this Agreement will not result in a material violation of, any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever to which the Acquired Fund is a party or by which it is bound.

      (j) Taxes. As of the Effective Time, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

      (k) No Material Misstatements or Omissions. All information provided to the Acquiring Fund by the Acquired Fund for inclusion in the Amendment, from the effective date of the Amendment through the

   Effective Time, shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Proxy Statement shall comply in all material respects with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder and shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

   8. Conditions Precedent to Obligations of the Acquiring Fund.

      (a) All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

      (b) The Acquired Fund shall have performed all obligations that it is required to perform by this Agreement at or prior to the Closing (as defined in Section 13 of this Agreement).

      (c) The Acquired Fund shall have delivered to the Acquiring Fund the Acquired Fund Financial Statements, the Preliminary Statement of Assets and Liabilities and the Final Statement of Assets and Liabilities.

   9. Condition Precedent to Obligations of the Acquired Fund.

      (a) All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

      (b) The Acquiring Fund shall have performed all obligations that it is required to perform by this Agreement at or prior to the Closing.

   10. Further Conditions Precedent to Obligations of the Acquired Fund and the Acquiring Fund. The obligations of the Acquired Fund and the Acquiring Fund to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions:

      (a) Such authority from the Securities and Exchange Commission and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

      (b) The Amendment shall be effective under the 1933 Act and, to the best knowledge of the Constellation Funds, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

      (c) The shares of the Acquiring Fund shall have been duly qualified for offering to the public in all states of the United States, the Commonwealth of Puerto Rico, and the District of Columbia (except where such qualifications are not required) so as to permit the transfer contemplated by this Agreement to be consummated.

      (d) The Acquired Fund and the Acquiring Fund shall have received an opinion of counsel from Morgan, Lewis & Bockius, LLP satisfactory to the Acquired Fund and the Acquiring Fund substantially to the effect that for federal income tax purposes:

          (1) No gain or loss will be recognized to the Acquired Fund upon the transfer of its assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the corresponding Acquired Fund's stated liabilities;

          (2) No gain or loss will be recognized by the Acquiring Fund on its receipt of the Acquired Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the corresponding Acquired Fund's liabilities;

          (3) The basis of an Acquired Fund's assets in the corresponding Acquiring Fund's hands will be the same as the basis of those assets in the Acquired Fund's hands immediately before the Effective Time;

          (4) The Acquiring Fund's holding period for the assets transferred to the Acquiring Fund by the Acquired Fund will include the holding period of those assets in the corresponding Acquired Fund's hands immediately before the Effective Time;

          (5) No gain or loss will be recognized by the Acquired Fund on the distribution of Acquiring Fund Shares to the Acquired Fund's shareholders in exchange for their Acquired Fund Shares;

          (6) No gain or loss will be recognized by the Acquired Fund's shareholders as a result of the Acquired Fund's distribution of Acquiring Fund Shares to such shareholders in exchange for such shareholders' Acquired Fund Shares;

          (7) The basis of Acquiring Fund Shares received by the Acquired Fund's shareholders will be the same as the adjusted basis of such shareholders' Acquired Fund Shares surrendered in exchange therefor; and

          (8) The holding period of Acquiring Fund Shares received by the Acquired Fund's shareholders will include such shareholders' holding period for Acquired Fund Shares surrendered in exchange therefor, provided that said Acquired Fund Shares were held as capital assets as of the Effective Time.

      (e) This Agreement and the reorganization contemplated herein shall have been approved by both (i) the vote of at least a majority of the Class A shares of the Acquired Fund entitled to vote on the matter and (ii) the vote of at least a majority of the Class B shares of the Acquired Fund entitled to vote on the matter.

      (f) The Board of Trustees of Constellation Funds, at a meeting duly called for such purpose, shall have approved this Agreement and authorized the issuance by the Acquiring Fund of the Acquiring Fund Shares in exchange for the Acquired Assets pursuant to the terms and provisions of this Agreement.

      (g) Constellation Investment Management Company L.P. ("CIMCO"), the investment adviser to the Constellation Funds, and Constellation Funds, on behalf of the Acquiring Fund, shall have entered into an expense limitation agreement substantially in the form set forth in Exhibit 10G to this Agreement.

      (h) CIMCO shall have agreed to use its best efforts to ensure that the nature, quality and cost of the various services provided to the Acquiring Fund, such as transfer agency, fund accounting, administration, and custodial services, during the two-year period after the Closing Date, will be comparable to the corresponding services provided to the Acquired Fund prior to the Closing Date.

      (i) J.J.B. Hilliard, W.L. Lyons, Inc. ("Hilliard"), the principal distributor of the Acquired Fund, shall have agreed to waive any contingent deferred sales charge that might otherwise be imposed with respect to the Class B shares of the Acquired Fund in connection with the reorganization contemplated by this Agreement.

      (j) Prior to Closing, the Board of Trustees of the Acquiring Fund shall have authorized the issuance of, and the Acquiring Fund shall have issued, one share of the Acquiring Fund to the Acquired Fund and the Acquired Fund shall have approved, as the initial shareholder of the Acquiring Fund, (i) the Board of Trustees of the Constellation Funds, (ii) an advisory agreement between the Constellation Funds, on behalf of the Acquiring Fund, and CIMCO and (iii) the related sub-advisory agreement between CIMCO and Hilliard. The Acquiring Fund share acquired by the Acquired Fund shall be redeemed by the Acquiring Fund immediately prior to, or concurrently with, the transactions described in Section 1 of this Agreement.

      (k) Hilliard shall have (i) agreed to obtain and/or maintain D&O liability insurance, in a form satisfactory to the directors for the Acquired Fund, for the officers and directors of the Acquired Fund with coverage amounts and terms comparable to the D&O liability insurance in effect for the Acquired Fund as of the Closing Date, (ii) agreed to maintain such D&O liability insurance until the third anniversary of the Closing Date, and (iii) delivered to the Board of Directors of the Acquired Fund a letter evidencing such agreements.

   11. Covenants of the Acquiring Fund. Constellation Funds, acting for itself and on behalf of the Acquiring Fund, herein covenants as follows:

      (a) Board Composition. For a period of three years after the Closing Date, at least 75% of the members of the Board of Trustees of the Constellation Funds shall not be interested persons of any investment adviser of the Constellation Funds, interested persons of any sub-adviser of the Acquiring Fund, or interested persons of Hilliard, the investment adviser of the Acquired Fund. For purposes of this covenant, the term "interested person" shall have the meaning set forth in Section 2(a)(19)(B) of the 1940 Act.

      (b) Unfair Burden. No unfair burden, as defined under Section 15(f) of the 1940 Act, shall be imposed on the Acquiring Fund as a result of the transactions contemplated by this Agreement or any express or implied terms, conditions, or understanding applicable thereto.

      (c) Investment Objectives, etc. The Acquiring Fund shall have investment objectives, policies, strategies and restrictions substantially similar to those of the Acquired Fund.

   12. Covenants of the Acquired Fund. The Acquired Fund shall call a special meeting of its shareholders to consider and act upon this Agreement and the transactions contemplated herein, shall solicit proxies in connection with such special meeting, and shall take all other action necessary to obtain shareholder approval of the reorganization.

   13. Effective Time of the Reorganization.

      (a) The exchange of the Acquired Assets for Acquiring Fund Shares and the related transactions shall take place at a closing (the "Closing") on September 30, 2004, or on such other date as fixed by the mutual consent of the parties (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date or at such other time as fixed by mutual consent of the parties (the "Effective Time"). The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time.

      (b) In the event that on the Closing Date (i) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or
   (ii) trading or the reporting of trading on such exchange or market shall be disrupted so that, in the judgment of the Board of Directors of the Acquired Fund or the Board of Trustees of the Acquiring Fund, accurate appraisal of the value of the Acquired Assets is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or until such other date as fixed by mutual consent of the parties.

   14. Deliveries at Closing.

      (a) Deliveries by Custodian. At the Closing, the Acquired Fund's custodian shall deliver to the Acquiring Fund a certificate of an authorized officer stating that: (i) the Acquired Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund; and (ii) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in connection with the delivery of such portfolio securities.

      (b) Deliveries by Transfer Agent. At the Closing, the Acquired Fund's transfer agent shall deliver to the Acquiring Fund a certificate of an authorized officer stating that a certified list of names and addresses of the shareholders of the Acquired Fund and the class, number and percentage ownership of Acquired Fund Shares owned by each such shareholder, all as of the close of business on the Closing Date, has been delivered to the Acquiring Fund's transfer agent. The Acquiring Fund's transfer agent shall deliver to the Acquired Fund a certificate of an authorized officer stating that (i) the Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund and (ii) accounts on the share records of the Acquiring Fund in the names of the shareholders of the Acquired Fund have been opened.

      (c) Deliveries by the Acquired Fund. At the Closing, the Acquired Fund shall deliver to the Acquiring Fund the Final Statement of Assets and Liabilities, prepared by the Acquired Fund's accounting agent as of the close of business on the Closing Date and in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of the Acquired Fund as to the aggregate asset value of the Acquired Fund's portfolio securities.

      (d) Additional Deliveries. At the Closing, each party shall deliver to the other party such bills of sale, assignments, receipts or other documents as the other party or its counsel may reasonably request.

   15. Termination. This Agreement and the transactions contemplated herein may be terminated and abandoned without penalty, at any time prior to the Closing, by mutual agreement of the parties or by either party if (i) the other party shall have materially breached its obligations under this Agreement; (ii) a majority of the terminating party's independent directors/trustees determines that failure to terminate this Agreement would result in a breach of their fiduciary duties, or (iii) a majority of the terminating party's independent directors/trustees makes a determination that the transaction contemplated by this Agreement is no longer in the best interests of the terminating party's shareholders due to regulatory conditions.

   16. Amendment. This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, no such amendment may have the effect of changing the provisions for determining the value of Acquiring Fund Shares to be paid to the Acquired Fund's shareholders under this Agreement to the detriment of the Acquired Fund's shareholders.

   17. Governing Law. This Agreement shall be governed and construed in accordance with the laws of Delaware.

   18. Notices. Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail, or overnight express courier addressed as follows:


   If to the Acquiring Fund:              If to the Acquired Fund:

   John H. Grady                          Ken Mathis
   1205 Westlakes Drive, Suite 280        Hilliard
   Berwyn, PA 19312                       Hilliard Lyons Center
   Telephone: (484) 329-2800              Louisville, Kentucky 40202
   Fax: (484) 329-2851                    Telephone: (502) 588-1763
                                          Fax: (502) 588-8131

   With a copy to:                        With a copy to:

   Monica Parry, Esq.                     William G. Strench, Esq.
   Morgan, Lewis & Bockius LLP            Frost Brown Todd LLC
   1111 Pennsylvania Avenue               400 West Market Street, 32nd Floor
   Washington, D.C. 20004                 Louisville, Kentucky 40202-3363
   Telephone: (202) 739-3000              Telephone: (502) 568-0207
   Fax: (202) 739-3001                    Fax: (502) 581-1087

   19. Fees and Expenses.

      (a) Constellation Funds and the Acquired Fund each represent and warrant to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      (b) Except as otherwise provided for herein, all expenses of the reorganization contemplated by this Agreement will be borne equally by Hilliard and CIMCO. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement, (ii) expenses associated with preparing and filing proxy materials, (iii) solicitation costs in connection with obtaining shareholder approval of the reorganization, (iv) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify Acquiring Fund Shares to be issued in connection herewith in each state in which the Acquired Fund's shareholders are resident as of the Closing Date, (v) accounting fees, (vi) legal fees, (vii) any unusual or extraordinary fees incurred with service providers, and (viii) expenses incurred in connection with the termination of any agreement to which the Acquired Fund is a party.

   20. Headings, Counterparts, Assignment.

      (a) The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

   21. Entire Agreement. Constellation Funds and the Acquired Fund agree that neither party has made any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

   22. Further Assurances. Constellation Funds and the Acquired Fund each shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated herein.

   23. Binding Nature of Agreement. As provided in the bylaws of the Constellation Funds, this Agreement was executed by the undersigned officers of Constellation Funds, on behalf of the Acquiring Fund, as officers and not individually, and the obligations of this Agreement are not binding upon the undersigned officers individually, but are binding only upon the assets and property of the Acquiring Fund. Moreover, no series of the Constellation Funds shall be liable for the obligations of any other series of Constellation Funds.

   IN WITNESS WHEREOF, each of the parties has duly caused this Agreement to be executed as of the day and year first written above.

                                           HILLIARD LYONS GROWTH FUND, INC.

                                           By:         /S/  JAMES R. ALLEN
                                                  ------------------------------
                                           Name:         James R. Allen
                                           Title:           President

                                            CONSTELLATION FUNDS

                                            By:       /S/  JOHN J. CANNING
                                                  ------------------------------
                                            Name:        John J. Canning
                                            Title        Vice President

          Exhibit 2--Preliminary Statement of Assets and Liabilities

                       HILLIARD LYONS GROWTH FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JULY 12, 2004

Assets:
Investments at market value (cost $24,189,514).............................................. $34,770,140
Cash........................................................................................     214,351
Receivables:
   Investments sold.........................................................................     248,278
Dividends...................................................................................       9,329
Fund shares sold............................................................................      10,227
Prepaid expenses............................................................................      27,535
                                                                                             -----------
       Total Assets......................................................................... $35,279,860
                                                                                             ===========
Liabilities:
Fund shares redeemed........................................................................     125,635
Management fee..............................................................................         916
Accrued expenses............................................................................     104,967
                                                                                             -----------
       Total Liabilities....................................................................     231,518
                                                                                             ===========
Net Assets:
Common stock ($.001 par value; 150,000,000 shares authorized and 1,445,875 shares issued and
  outstanding)..............................................................................       1,447
Paid-in surplus.............................................................................  21,499,239
Accumulated undistributed net realized gain on investments..................................   2,917,193
Net unrealized appreciation on investments..................................................  10,715,085
Accumulated net investment loss.............................................................     (84,622)
                                                                                             -----------
       Total Net Assets..................................................................... $35,048,342
                                                                                             ===========
Net assets
Investor A shares........................................................................... $30,309,418
Investor B shares...........................................................................   4,738,924
                                                                                             -----------
                                                                                             $35,048,342
Shares of capital stock
Investor A shares...........................................................................   1,241,741
Investor B shares...........................................................................     204,134
                                                                                             -----------
                                                                                               1,445,875
Net asset value per share
Investor A shares--redemption price per share............................................... $     24.41
                                                                                             ===========
Investor B shares--offering price per share*................................................ $     23.21
                                                                                             ===========
Maximum sales charge (Investor A)...........................................................        4.75%
Maximum offering price per share (100%/(100%-maximum sales charge of net asset value
  adjusted to nearest cent)) (Investor A)................................................... $     25.63
                                                                                             ===========

--------
* Redemption price of Investor B shares varies based on length of time shares are held.

               Exhibit 10G--Form of Expense Limitation Agreement

                         EXPENSE LIMITATION AGREEMENT

                              CONSTELLATION FUNDS

   EXPENSE LIMITATION AGREEMENT, effective as of July   , 2004 by and between
Constellation Investment Management Company, L.P. (the "Adviser") and the Constellation Funds (the "Trust"), on behalf of those series of the Trust set forth in Schedule A attached hereto (each a "Fund," and collectively, the "Funds").

   WHEREAS, the Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management company of the series type, and each Fund is a series of the Trust; and

   WHEREAS, the Trust and the Adviser have entered into an Investment Advisory Agreement dated March 1, 2004 (the "Advisory Agreement"), pursuant to which the Adviser provides investment advisory services to, among others, each Fund listed in Schedule A, which may be amended from time to time, for compensation based on the value of the average daily net assets of each such Fund; and

   WHEREAS, the Trust and the Adviser have determined that it is appropriate and in the best interests of each Fund and its shareholders to maintain the expenses of each Fund, and, therefore, have entered into this Expense Limitation Agreement, in order to maintain each Fund's operating expense ratios at the levels specified Schedule A attached hereto; and

   NOW THEREFORE, the parties hereto agree that the Expense Limitation Agreement provides as follows:

   1. Expense Limitation.

     1.1 Applicable Expense Limit. To the extent that the aggregate expenses of every character incurred by a Fund in any fiscal year, including but not limited to fund administration fees of the Adviser (but excluding advisory and sub-advisory fees, interest, taxes, brokerage fees and commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business), offset by the amount of revenue to the Fund from securities lending activities of the Fund (the net amount referred to as "Other Expenses"), exceed the Other Expense Limit, as defined in
Section 1.2 below, such excess amount (the "Excess Amount") shall be the liability of the Adviser.

     1.2 Other Expense Limit. The maximum Other Expense Limit in any year with respect to each Fund shall be the amount specified in Schedule A based on a percentage of the average daily net assets of each Fund.

     1.3 Method of Computation. To determine the Adviser's liability with respect to the Excess Amount, each month the Other Expenses for each Fund shall be annualized as of the last day of the month. If the annualized Other Expenses for any month of a Fund exceed the Other Expense Limit of such Fund, the Adviser shall first waive or reduce its investment advisory fee for such month by an amount sufficient to reduce the annualized Other Expenses to an amount no higher than the Other Expense Limit. If the amount of the waived or reduced investment advisory fee for any such month is insufficient to pay the Excess Amount, the Adviser may also remit to the appropriate Fund or Funds an amount that, together with the waived or reduced investment advisory fee, is sufficient to pay such Excess Amount.

     1.4 Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the amount of the investment advisory fees waived or reduced and other payments remitted by the Adviser to the Fund or Funds with respect to the previous fiscal year shall equal the Excess Amount.

   2. Term and Termination of Agreement.

   This Agreement with respect to the Funds shall have an initial term until September 30, 2007, and from year to year thereafter, provided each such continuance is specifically approved by a majority of the Trustees of the

Trust who (i) are not "interested persons" of the Trust or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Agreement ("Non-Interested Trustees"). This Agreement may be terminated by either party hereto, without payment of any penalty, upon the provision of a written notice of not less than ninety (90) days prior to September 30, 2007 to the other party at its principal place of business; provided that, in the case of termination by the Trust, such action shall be authorized by resolution of a majority of the Non-Interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust. Any termination pursuant to this paragraph 2 shall become effective, unless otherwise agreed upon, on the last day of the then-current term of the Agreement.

   3. Miscellaneous.

     3.1 Captions. The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

     3.2 Interpretation. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust's Declaration of Trust or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Trust's Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust or the Funds.

     3.3 Definitions. Any question of interpretation of any term or provision of this Agreement, including but not limited to the investment advisory fee, the computations of net asset values, and the allocation of expenses, having a counterpart in or otherwise derived from the terms and provisions of the Advisory Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Advisory Agreement or the 1940 Act.

   IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto affixed, as of the day and year first above written.

                                              CONSTELLATION FUNDS, on behalf of
                                              each of itsseries listed below in
                                              Schedule A

                                              By:     /S/  JOHN J. CANNING
                                                  ------------------------------

                                              CONSTELLATION INVESTMENT
                                                MANAGEMENT CO, L.P.

                                              By:      /S/  AMY D. DULING
                                                  ------------------------------

                                  SCHEDULE A

                             OTHER EXPENSE LIMITS

   This Agreement relates to the following Funds of the Trust:

             Name of Fund                       Other Expense Limit
             ------------                       -------------------
             HLAM Large Cap Quality Growth Fund        0.50%

                        HILLIARD LYONS GROWTH FUND, INC.

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                       THE SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON ___________, 2004

The undersigned, hereby appoints Joseph C. Curry, Jr. and Timothy P. Riordan as proxies and each of them, each with full power of substitution, to vote, at the Special Meeting of shareholders of Hilliard Lyons Growth Fund, Inc. (the "Hilliard Growth Fund"), to be held at the offices of ____________________________________________________________________________ on
_____________, 2004, at ______ a.m. Eastern Time, and any adjournments of the Special Meeting (the "Meeting"), all shares of the Hilliard Growth Fund that the undersigned would be entitled to vote if personally present at the Meeting on the proposal set forth below, and in accordance with their own discretion, on any other matters properly brought before the Meeting.

The Board of Directors of the Hilliard Growth Fund recommends a vote "FOR" the following proposal.

     To approve an Agreement and Plan of Reorganization, and the transactions contemplated by the Agreement and Plan of Reorganization, under which Hilliard Growth Fund would be reorganized with and into Constellation HLAM Large Cap Quality Growth Fund, a newly-formed series of the Constellation Funds, and Hilliard Growth Fund would be dissolved.

            ____For  ____Against  ____Abstain

This proxy will, when properly executed, be voted as directed herein by the signing shareholder. If no direction is given when the duly executed proxy is returned, this proxy will be voted for the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the proxy statement. Your signature(s) on this proxy should be exactly as your name(s) appear on this proxy. If the shares are held jointly, each holder must sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians must indicate the full title and capacity in which they are signing.

Dated: _________________, 2004              ____________________________________
                                            Signature of Shareholder

Dated: _________________, 2004              ____________________________________
                                            Signature (Joint owners)

Please date, sign and return promptly using the enclosed, postage-paid envelope whether or not you expect to attend the meeting. You may vote in person if you attend the meeting.

TELEPHONE AND INTERNET VOTING INSTRUCTIONS

To vote by telephone:

1)   Read the proxy statement and have this proxy card at hand.
2)   Call 1-800-xxx-xxxx
3) Enter the 12-digit control number set forth below and follow the simple instructions.

To vote by Internet:

1)   Read the proxy statement and have this proxy card at hand.
2)   Go to website www.proxyvote.com
3) Enter the 12-digit control number set forth below and follow the simple instructions.

Control number:  [xxxxxxxxxxxx]

                                        2